EXECUTION COPY



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                  WORLD FINANCIAL NETWORK NATIONAL BANK

                         Transferor and Servicer

                                   and

                          THE BANK OF NEW YORK
                                 Trustee

                    on behalf of the Investor Holders


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                        SERIES 1996-A SUPPLEMENT

                         Dated as of May 9, 1996

                                   to

                     POOLING AND SERVICING AGREEMENT

                      Dated as of January 17, 1996

               ------------------------------------------

            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST

                $445,500,000  6.70% Class A Asset-Backed
                       Certificates, Series 1996-A

                 $46,750,000 7.00% Class B Asset-Backed
                       Certificates, Series 1996-A

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

                            TABLE OF CONTENTS
                                                                    Page

SECTION 1.       Designation.........................................  1

SECTION 2.       Definitions.........................................  2

SECTION 3.       Servicing Fee....................................... 18

SECTION 4.       Optional Repurchase; Reassignment and
                      Termination Provisions......................... 18

SECTION 5.       Delivery and Payment for the Investor
                      Certificates................................... 19

SECTION 6.       Depository; Form of Delivery of Investor
                      Certificates................................... 19

SECTION 7.       Article IV of Agreement............................. 20
      SECTION 4.6     Rights of Holders and the
                           Collateral Interest Holder................ 20
      SECTION 4.7     Allocations.................................... 20
      SECTION 4.8     Determination of Monthly Interest.............. 25
      SECTION 4.9     Determination of Monthly Principal............. 26
      SECTION 4.10    Coverage of Required Amount.................... 27
      SECTION 4.11    Monthly Payments............................... 28
      SECTION 4.12    Investor Charge-Offs........................... 31
      SECTION 4.13    Excess Spread.................................. 33
      SECTION 4.14    Reallocated Principal Collections.............. 35
      SECTION 4.15    Shared Principal Collections;
                           Amounts Transferred from the
                           Excess Funding Account to the
                           Principal Account......................... 36

      SECTION 4.16    Finance Charge Account, Principal
                           Account and Distribution
                           Account................................... 37
      SECTION 4.17    Cash Collateral Account........................ 38
      SECTION 4.18    Determination of LIBOR......................... 40
      SECTION 4.19    Transferor's or Servicer's Failure
                           to Make a Deposit or Payment.............. 40

SECTION 8.       Article V of the Agreement.......................... 40
      SECTION 5.1     Distributions.................................. 40
      SECTION 5.2     Reports........................................ 41

SECTION 9.       Series 1996-A Early Amortization Events............. 42

SECTION 10.      Series 1996-A Termination........................... 44

SECTION 11.      Periodic Finance Charges and Other Fees............. 44

SECTION 12.      Limitations on Addition of Approved Portfolios...... 44

SECTION 13.      Counterparts........................................ 44

SECTION 14.      Governing Law....................................... 45

SECTION 15.      Additional Provisions............................... 45

SECTION 16.      No Petition......................................... 47

SECTION 17.      Amendments.......................................... 47


EXHIBITS

EXHIBIT A-1      Form of Class A Certificate
EXHIBIT A-2      Form of Class B Certificate
EXHIBIT B        Form of Monthly Payment Instructions
                   and Notification to Trustee
EXHIBIT C        Form of Monthly Series 1996-A
                   Holders' Statement

      SERIES 1996-A SUPPLEMENT, dated as of May 9, 1996 (this "Series Supplement"), between WORLD FINANCIAL NETWORK NATIONAL BANK, a national banking association, as Transferor ("Transferor") and Servicer ("Servicer"), and THE BANK OF NEW YORK, as Trustee ("Trustee"), under the Pooling and Servicing Agreement dated as of January 17, 1996 between the same parties (the "Agreement").

      Section 6.3 of the Agreement provides, among other things, that Transferor and Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Trustee to Transferor for the execution and redelivery to Trustee for authentication of one or more Series of Certificates.

      Pursuant to this Series Supplement, Transferor and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

      SECTION I. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1996-A Certificates." The two classes shall be designated the 6.70% Class A Asset-Backed Certificates, Series 1996-A (the "Class A Certificates") and the 7.00% Class B Asset-Backed Certificates, Series 1996-A (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2, respectively. In addition, there is hereby created a third Class which constitutes an uncertificated interest in the Trust, shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided in Section 1(c) of this Series Supplement, and shall be known as the Collateral Interest, Series 1996-A and have the rights assigned to the Collateral Interest in this Series Supplement. The Collateral Interest Holder shall be deemed to be an "Investor Holder" for all purposes under the Agreement and this Series Supplement, except as expressly provided in Section 1(c) of this Series Supplement.

      (b) Series 1996-A shall be included in Group One (as defined below). Series 1996-A shall not be subordinated to any other Series.

      (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest.

      SECTION II. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. References to any Article or Section are references to Articles or Sections of the Agreement, except as otherwise expressly provided. All capitalized terms not otherwise defined herein are defined in the Agreement, and the interpretive provisions set out in Section 1.2 of the Agreement apply to this Series Supplement. Each capitalized term defined herein relates only to the Investor Certificates and no other Series of Certificates issued by the Trust.

      "Additional Minimum Transferor Amount" means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the aggregate Principal Receivables and (B) amounts on deposit in the Excess Funding Account and
(b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication with the amount specified as the "Additional Minimum Transferor Amount" in the Supplement relating to the Series 1996-B Certificates issued by the Trust (or in any future Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)). The Additional Minimum Transferor Amount is specified pursuant to Section 15(c) of this Series Supplement as an additional amount to be considered part of the Minimum Transferor Amount.

      "Aggregate Investor Default Amount" means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

      "Automatic Addition Limitation Event" is defined in Section 15(b) of this Series Supplement.

      "Available Cash Collateral Amount" means with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from the Cash Collateral Account to be made with respect to such date) and
(b) the Required Enhancement Amount as of the prior Transfer Date.

      "Available Investor Principal Collections" means, as to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.14 are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x)
Section 4.11(a)(iii) and (y) Section 4.13(c) (to the extent such portions pursuant to Section 4.13(c) are available to pay the Class B Investor Default Amount or the Class B Uncovered Dilution Amount), which shall, without duplication, be included as Available Investor Principal Collections), plus (c) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 1996-A in accordance with
Section 4.15(b).

      "Base Rate" means, as to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each for the related Distribution Period, and the Servicing Fee with respect to such Monthly Period and the denominator of which is the Invested Amount as of the close of business on the last day of such Monthly Period.

      "Cash Collateral Account" is defined in Section 4.17(a).

      "Class A Additional Interest" is defined in Section 4.8(a).

      "Class A Available Funds" means, as to any Monthly Period, an amount equal to the Class A Floating Allocation Percentage of the sum of (a) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to Section 4.7(d), before giving effect to any netting or to the proviso to such Section) and (b) the interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to Section 4.17(b) on the related Transfer Date.

      "Class A Certificate Rate" means a per annum rate equal to 6.70%.

      "Class A Certificates" is defined in Section 1(a) of this Series
Supplement.

      "Class A Deficiency Amount" is defined in Section 4.8(a).

      "Class A Final Scheduled Payment Date" means the July 2001
Distribution Date.

      "Class A Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-A is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class A Invested Amount (less the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series).

      "Class A Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

      "Class A Holder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

      "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Certificates, which is $445,500,000.

      "Class A Invested Amount" means, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Holders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to Section 4.12(a) over Class A Investor Charge-Offs reimbursed pursuant to Section 4.13(b) prior to such date of determination, minus (d) the amount of any reduction in the Class A Invested Amount as a result of the purchase by Transferor and subsequent cancellation of the Class A Certificates pursuant to Section 4(d) of this Series Supplement; provided that the Class A Invested Amount may not be reduced below zero.

      "Class A Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class A Fixed Allocation Percentage.

      "Class A Investor Charge-Off" is defined in Section 4.12(a).

      "Class A Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation Percentage applicable for the related Monthly Period.

      "Class A Monthly Interest" is defined in Section 4.8(a).

      "Class A Monthly Principal" is defined in Section 4.9(a).

      "Class A Reduction Amount" is defined in Section 4.12(a).

      "Class A Required Amount" is defined in Section 4.10(a).

      "Class A Servicing Fee" is defined in Section 3(a) of this Series Supplement.

      "Class A Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Class A Investor Allocation Percentage applicable for the related Monthly Period.

      "Class B Additional Interest" is defined in Section 4.8(b).

      "Class B Available Funds" means, as to any Monthly Period, an amount equal to the Class B Floating Allocation Percentage of the sum of (a) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to Section 4.7(d), before giving effect to any netting or to the proviso to such Section) and (b) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to
Section 4.17(b) on the related Transfer Date.

      "Class B Certificate Rate" means a per annum rate equal to 7.00%.

      "Class B Certificates" is defined in Section 1(a) of this Series
Supplement.

      "Class B Deficiency Amount" is defined in Section 4.8(b).

      "Class B Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-A is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class B Invested Amount (less, if the Class A Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series).

      "Class B Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

      "Class B Holder" means the Person in whose name a Class B Certificate is registered in the Certificate Register.

      "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Certificates, which is $46,750,000.

      "Class B Invested Amount" means, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Holders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to Section 4.12(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to Section 4.14(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to Section 4.12(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Section 4.13(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e), minus (g) the amount of any reduction in the Class B Invested Amount as a result of the purchase by Transferor and subsequent cancellation of Class B Certificates pursuant to
Section 4(d) of this Series Supplement; provided that the Class B Invested Amount may not be reduced below zero.

      "Class B Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class B Fixed Allocation Percentage.

      "Class B Investor Charge-Off" is defined in Section 4.12(b).

      "Class B Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation Percentage applicable for the related Monthly Period.

      "Class B Monthly Interest" is defined in Section 4.8(b).

      "Class B Monthly Principal" is defined in Section 4.9(b).

      "Class B Reduction Amount" is defined in Section 4.12(b).

      "Class B Required Amount" is defined in Section 4.10(b).

      "Class B Scheduled Payment Date" means the August 2001 Distribution
Date.

      "Class B Servicing Fee" is defined in Section 3(a) of this Series Supplement.

      "Class B Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Class B Investor Allocation Percentage applicable for the related Monthly Period.

      "Closing Date" means May 9, 1996.

      "Collateral Available Funds" means, as to any Monthly Period, an amount equal to the Collateral Floating Allocation Percentage of the sum of
(a) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to Section 4.7(d), before giving effect to any netting or to the proviso to such Section) and (b) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to
Section 4.17(b) on the related Transfer Date.

      "Collateral Charge-Off" is defined in Section 4.12(c).

      "Collateral Default Amount" means, as to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation
Percentage applicable for the related Monthly Period.

      "Collateral Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-A is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Collateral Interest (less, if the Class A Fixed Allocation Percentage and the Class B Fixed Allocation Percentage are zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class A Fixed Allocation Percentage and/or the Class B Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series).

      "Collateral Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Invested Amount.

      "Collateral Initial Interest" means $57,750,000.

      "Collateral Interest" means, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement and other amounts to be paid in respect thereof as provided in the Agreement and this Series Supplement. On any date, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to Section 4.12(c), minus
(d) the amount of Reallocated Principal Collections allocated pursuant to Sections 4.14(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to Sections 4.12(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Section 4.13(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided that the Collateral Interest may not be reduced below zero.

      "Collateral Interest Holder" means the entity so designated in the Loan Agreement.

      "Collateral Interest Servicing Fee" is defined in Section 3(a) of this Series Supplement.

      "Collateral Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Collateral Fixed Allocation Percentage.

      "Collateral Monthly Interest" is defined in Section 4.8(c).

      "Collateral Monthly Principal" is defined in Section 4.9(c).

      "Collateral Rate" means, for any Distribution Period, the rate specified in the Loan Agreement; provided that the Collateral Rate shall not exceed a per annum rate of 1.1% in excess of LIBOR for such Distribution Period for purposes of this Supplement and the Agreement.

      "Collateral Reduction Amount" is defined in Section 4.12(c).

      "Collateral Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Collateral Investor Allocation Percentage applicable for the related Monthly Period.

      "Controlled Amortization Amount" means $89,100,000.

      "Controlled Amortization Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the beginning of business on February 1, 2001 and ending on the first to occur of (a) the Early Amortization Commencement Date and (b) the Series 1996-A Termination Date.

      "Controlled Amortization Shortfall" initially means zero and, with respect to any Monthly Period during the Controlled Amortization Period, means the excess, if any of the Controlled Payment Amount for the previous Monthly Period over the amounts distributed pursuant to Section 4.11(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

      "Controlled Payment Amount" means, with respect to any Transfer Date, the sum of (a) the Controlled Amortization Amount for such Transfer Date and (b) any existing Controlled Amortization Shortfall.

      "Cumulative Principal Shortfall" means the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements) for each Series in Group One.

      "Default Amount" means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Transferor) in such Defaulted Account on the day it became a Defaulted Account.

      "Defaulted Account" means an Account in which there are Defaulted Receivables.

      "Deficiency Amount" means, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

      "Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund, unauthorized charge, fraudulent or counterfeit charge or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

      "Distribution Account" is defined in Section 4.16(a).

      "Distribution Date" means June 17, 1996 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

      "Distribution Period" means, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except the initial Distribution Period will be the period from and including the Closing Date through the day preceding the initial Distribution Date.

      "Early Amortization Commencement Date" means the date on which an Early Amortization Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-A Early Amortization Event is deemed to occur pursuant to Section 9 of this Series Supplement.

      "Early Amortization Period" means the period commencing on the Early Amortization Commencement Date and ending on the Series 1996-A Termination Date.

      "Enhancement" means, with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest and the Cash Collateral Account, and with respect to the Class B Certificates, the subordination of the Collateral Interest and the Cash Collateral Account.

      "Enhancement Agreement" means the Loan Agreement.

      "Enhancement Provider" means the Collateral Interest Holder.

      "Enhancement Surplus" means, with respect to any Transfer Date, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account, plus the Collateral Interest (in each case after giving effect to any withdrawals, increases or reductions made with respect to such date other than as the result of the existence of an Enhancement Surplus) over
(b) the Required Enhancement Amount.

      "Excess Spread" means, with respect to any Transfer Date and subject to Section 4.7(d), the sum of (a) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to Sections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii), plus (b) the Excess Finance Charge Collections, if any, allocated to Series 1996-A pursuant to Section 4.5 for the related Distribution Date.

      "Finance Charge Account" is defined in Section 4.16(a).

      "Finance Charge Shortfall" means, with respect to any Transfer Date, an amount equal to the excess, if any, of (a) the sum of the amounts specified in clauses (a) through (j) of Section 4.13 for that Transfer Date over (b) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to Sections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii).

      "Fitch" means Fitch Investors Service, L.P. or its successors.

      "Fixed Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided that if Series 1996-A is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Invested Amount (less the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series); provided further that if one or more Reset Dates occur in a Monthly Period, the Fixed Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

      "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts, Uncovered Dilution Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Floating Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

      "Group One" means Series 1996-A and each other Series specified in the related Supplement to be included in Group One.

      "Initial Invested Amount" means $550,000,000.

      "Invested Amount" means, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Interest, each as of such date.

      "Investor Certificates" means the Class A Certificates, the Class B Certificates and the Collateral Interest.

      "Investor Default Amount" means, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Allocation Percentage on the day such Account became a Defaulted Account.

      "Investor Holder" means, for all purposes of the Agreement and this Series Supplement, (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

      "Investor Percentage" means, for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Amortization Period or the Early Amortization Period, the Fixed Allocation Percentage.

      "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited (or required to be deposited on the related Transfer Date pursuant to Section 4.7(d), before giving effect to any netting or to the proviso to such Section) into the Principal Account for such Monthly Period pursuant to Sections 4.7(a)(ii) and (iii), 4.7(b)(ii), (iii) and (iv), or 4.7(c)(ii), (iii) and (iv), in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to Sections 4.11(a)(iii), and 4.13(a), (b), (c), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount transferred or required to be transferred on the related Transfer Date (before giving effect to any permitted netting pursuant to Section 4.7(d)) from the Excess Funding Account into the Principal Account pursuant to Section 4.15(d).

      "LIBOR" means, for each Distribution Period, the London interbank offered rate for one-month United States dollar deposits, as determined by Trustee in accordance with the Loan Agreement.

      "Loan Agreement" means the agreement among Transferor, Servicer, Trustee, and the Collateral Interest Holder, dated as of May 9, 1996, as amended, supplemented or modified from time to time.

      "Paired Series" means a Series that has been paired with Series 1996-A (which Series may be prefunded or partially prefunded or may be a Variable Interest) such that a reduction of the Invested Amount results in (or permits) an increase of the invested amount of the paired Series.

      "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited (or required to be deposited on the related Transfer Date (before giving effect to any permitted netting), into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period and (b) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables allocable to the Investor Certificates on the Transfer Date related to such Monthly Period, as described in Section 4.17(b), after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the close of business on the last day of such Monthly Period.

      "Principal Account" is defined in Section 4.16(a).

      "Principal Shortfall" means, with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Amortization Period, the sum of (A) the Controlled Payment Amount for such Transfer Date, (B) on any Transfer Date after the Distribution Date on which the Class A Invested Amount is reduced to zero, the Class B Invested Amount and (C) the lesser of the Enhancement Surplus (if any) and the Collateral Interest for such Transfer Date, (ii) with respect to any Transfer Date during the Early Amortization Period, the Invested Amount and (iii) with respect to any Transfer Date relating to the Revolving Period, the amount specified in clause (a)(i)(C) above over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than any portions thereof that are applied pursuant to
(x) Section 4.11(a)(iii) and (y) Section 4.13(c) (to the extent such portions pursuant to Section 4.13(c) are available to pay the Class B Investor Default Amount or the Class B Uncovered Dilution Amount)) for such Transfer Date.

      "Rating Agency" means Moody's, S&P and Fitch.

      "Rating Agency Condition" means the notification in writing by each Rating Agency to Transferor, Servicer and Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates, the Class B Certificates or, to the extent specified in the Loan Agreement (and with respect to Fitch only), the Collateral Interest.

      "Reallocated Class B Principal Collections" is defined in Section
4.14.

      "Reallocated Collateral Principal Collections" is defined in Section
4.14.

      "Reallocated Principal Collections" is defined in Section 4.14.

      "Record Date" means, with respect to any Distribution Date, the last Business Day of the calendar month preceding such Distribution Date.

      "Required Cash Collateral Amount" means, with respect to any date of determination, the Required Enhancement Amount less the Collateral Interest.

      "Required Draw Amount" is defined in Section 4.17(c).

      "Required Enhancement Amount" means, with respect to each Transfer Date, the greater of (a) an amount equal to 13% of the Invested Amount on such Transfer Date, after taking into account any payments (including payments on the Collateral Interest) to be made on the related Distribution Date and (b) $16,500,000; provided that (x) if, on or prior to such Transfer Date, there has been any Required Draw Amount pursuant to Section 4.17(c) or any reductions in the Collateral Interest pursuant to clauses
(c), (d) or (e) of the definition of such term, or an Early Amortization Event has occurred with respect to Series 1996-A, then the Required Enhancement Amount for such Transfer Date shall, subject to clauses (y) and
(z), equal the Required Enhancement Amount on the Transfer Date immediately preceding such reduction, Required Draw Amount or Early Amortization Event,
(y) in no event shall the Required Enhancement Amount exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Enhancement Amount may be reduced or increased at Transferor's option at any time if Transferor, Servicer, the Collateral Interest Holder and Trustee have been provided evidence that the Rating Agency Condition has been satisfied.

      "Required Retained Transferor Percentage" means, for purposes of Series 1996-A, 7%.

      "Reset Date" means each of (a) an Addition Date on which Receivables from Supplemental Accounts are added to the Trust, (b) a Removal Date on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, (c) a date on which there is an increase in the Invested Amount of any Variable Interest issued by the Trust and (d) any date on which a new Series is issued.

      "Revolving Period" means the period from and including the Closing Date to, but not including, the earlier of (a) the beginning of business on February 1, 2001 and (b) the Early Amortization Commencement Date.

      "Series Account" means, as to Series 1996-A, the Distribution Account, the Finance Charge Account, the Principal Account and the Cash Collateral Account.

      "Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Floating Allocation Percentage for that Monthly Period and the denominator of which is the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

      "Series 1996-A" means the Series of the World Financial Network Credit Card Master Trust represented by the Investor Certificates.

      "Series 1996-A Certificates" means the Class A Certificates and the Class B Certificates.

      "Series 1996-A Holder" means the holder of record of a Series 1996-A Certificate.

      "Series 1996-A Termination Date" means the earliest to occur of (a) the Distribution Date on which the Invested Amount is paid in full, (b) the termination of the Trust pursuant to the Agreement and (c) the February 2004 Distribution Date.

      "Series Servicing Fee Percentage" means 2.0%.

      "Servicing Fee" is defined in Section 3(a) of this Series Supplement.

      "Shared Principal Collections" means, as the context requires, either
(a) the amount allocated to the Investor Certificates which are treated as Shared Principal Collections pursuant to Sections 4.7(a), 4.7(b)(iv)(B), 4.7(c)(iv)(B), 4.11(d)(ii) and 4.11(e)(iv) and which may be applied to the principal shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Principal Shortfall with respect to the Investor Certificates.

      "Specified Transferor Amount" means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.

      "Target Amount" is defined in Section 4.7(d).

      "Uncovered Dilution Amount" means an amount equal to the product of
(x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to made to the Excess Funding Account pursuant to Section 3.9(a) but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

      SECTION III. Servicing Fee. The share of the Servicing Fee allocable to Series 1996-A with respect to any Transfer Date (the "Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Invested Amount as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Servicing Fee shall equal $672,222.22. The share of the Servicing Fee allocable to the Class A Invested Amount (the "Class A Servicing Fee"), the Class B Invested Amount (the "Class B Servicing Fee") and the Collateral Interest (the "Collateral Interest Servicing Fee") with respect to any Transfer Date shall equal the Class A Floating Allocation Percentage, Class B Floating Allocation Percentage and Collateral Floating Allocation Percentage, respectively, of such Servicing Fee. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, Trustee or the Investor Holders be liable therefor. The Class A Servicing Fee shall be payable to Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 4.11(a)(ii) and 4.13(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 4.11(b)(ii) and 4.13(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.13(f) or if applicable Section 4.11(c)(i).

      SECTION IV. Optional Repurchase; Reassignment and Termination Provisions. (a) The Investor Certificates shall be subject to retransfer to Transferor at its option on any Distribution Date, on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount by deposit into the Collection Account for application in accordance with Section 12.2 of an amount equal to the sum of (i) the Invested Amount, plus (ii) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs. Upon the tender of the outstanding Series 1996-A Certificates by the Holders (and without tender in the case of the Collateral Interest), Trustee shall distribute such amount, together with all funds on deposit in the Principal Account to the Investor Holders on the next Distribution Date in repayment of the principal amount and accrued and unpaid interest owing to the Investor Holders. Following any redemption, the Investor Holders shall have no further rights with respect to the Receivables. If Transferor fails for any reason to deposit in the Collection Account the aggregate purchase price for the Investor Certificates, payments shall continue to be made to the Investor Holders in accordance with the terms of the Agreement and this Series Supplement.

      (b) The amount required to be deposited by Transferor with respect to the Investor Certificates in connection with any reassignment of Receivables pursuant to Section 2.6 shall equal the sum of (i) the Invested Amount (less any amounts then on deposit in the Principal Account), plus
(ii) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs. The amount so deposited together with the amount then on deposit in the Principal Account shall be distributed to the Holders of the Investor Certificates in final payment of the Invested Amount and all such other amounts on the Distribution Date on which it is deposited.

      (c) Proceeds available from the sale of Receivables in accordance with Section 12.2(c) on the Series 1996-A Termination Date shall be treated, to the extent of the Invested Amount, as Collections of Principal Receivables that have been allocated to the Investor Certificates and any excess shall be treated as Collections of Finance Charge Receivables that have been allocated to the Investor Certificates, in each case with respect to the prior Monthly Period.

      (d) Transferor may from time to time, purchase Class A and Class B Certificates on the secondary market and request Trustee to cancel such Class A and Class B Certificates held by Transferor and reduce the Class A or Class B Invested Amount, as applicable, by a corresponding amount; provided that Transferor may make such purchases and requests for cancellation of Class B Certificates resulting in a reduction of Class B Invested Amount only to the extent that it has made (or will make contemporaneously with any such purchase and request for cancellation of Class B Certificates) purchases and requests for cancellations of Class A Certificates that result in at least a pro rata reduction of the Class A Invested Amount.

      SECTION V. Delivery and Payment for the Investor Certificates. Transferor shall execute and deliver the Series 1996-A Certificates to Trustee (in definitive, fully registered form) for authentication in accordance with Section 6.1. Trustee shall deliver such Certificates when authenticated in accordance with Section 6.2. The Collateral Interest shall be issued as provided in this Series Supplement and the Loan Agreement.

      SECTION VI.  Depository; Form of Delivery of Investor Certificates.
A. The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

      B. The depository for Series 1996-A shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

      SECTION VII. Article IV of Agreement. Sections 4.1 through 4.5 shall read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1 through 4.5 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:

ARTICLE IV       RIGHTS OF HOLDERS; ALLOCATIONS

      SECTION 4.6 Rights of Holders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the applicable Investor Percentage of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Cash Collateral Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. Transferor shall not have any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Cash Collateral Account and the Distribution Account, except as specifically provided in this Article IV.

      SECTION 4.7 Allocations. (a) Allocations During the Revolving Period. During the Revolving Period, Servicer shall allocate Collections to the Investor Holders as follows:

           (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

           (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

           (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing.

      In addition, an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on each Date of Processing shall be treated as Shared Principal Collections.

      (b) Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, Servicer shall allocate Collections to the Investor Holders as follows:

           (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

           (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

           (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

           (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the amount allocated pursuant to this Section 4.7(b)(iv)(A) during any Monthly Period shall not exceed the Controlled Payment Amount for the related Transfer Date (after taking into account any payments to be made on the immediately preceding Distribution Date) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

      (c) Allocations During the Early Amortization Period. During the Early Amortization Period, Servicer shall allocate Collections to the Investor Holders as follows:

           (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

           (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections and (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

           (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

           (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections and (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the aggregate amount allocated pursuant to this Section 4.7(c)(iv)(A) during any Monthly Period shall not exceed the Invested Amount as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Invested Amount to be made on the Transfer Date relating to such Monthly Period) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

      (d) During any period when Servicer is permitted by Section 4.3 to make a single monthly deposit to the Collection Account, amounts allocated to the Investor Holders pursuant to Sections 4.7(a), (b) and (c) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if WFN is Servicer, Servicer and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1996-A pursuant to Section 4.15)), subject in either case to the proviso to the next sentence. At any other time, amounts so allocated on each Date of Processing shall be deposited on that Date of Processing into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1996-A pursuant to Section 4.15)), provided that:

           (i) with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Payment Amount have been allocated pursuant to Section 4.7(b)(iv) and deposited pursuant to Section 4.7(d)), Collections of Finance Charge Receivables shall be deposited into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the "Target Amount") of (A) the amounts of Class A Monthly Interest, Class B Monthly Interest, Class A Deficiency Amount and Class A Additional Interest (if any), Class B Deficiency Amount and Class B Additional Interest (if any), (B) if WFN is not Servicer, the Servicing Fee, each due on the related Distribution Date, (C) any Collateral Monthly Interest due on the related Transfer Date and any other amounts that Transferor or Servicer knows will be owed under the Loan Agreement on the related Transfer Date to the extent such amounts are payable under the Loan Agreement from Available Non-Principal Funds (as defined in the Loan Agreement) and (D) any Finance Charge Shortfalls for any other Series in Group One (as defined in the related Supplement); and

           (ii) with respect to each Monthly Period falling in the Revolving Period, Collections of Principal Receivables allocated to the Investor Holders pursuant to Section 4.7(a)(ii) and (iii) shall (after an amount equal to any Collateral Monthly Principal for that Monthly Period has been deposited into the Principal Account) be paid to Transferor (or, if the Transferor Amount is less than the Specified Transferor Amount, deposited into the Excess Funding Account), but Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with
      Section 4.14.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited in accordance with clause (i) of the preceding proviso, notwithstanding such limitation: (1) "Excess Spread" for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Investor Certificates during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Sections 4.11(a), 4.11(b) and 4.11(c); (2) Collections of Finance Charge Receivables released to Transferor pursuant to such clause (i) shall be deemed, for purposes of all calculations under this Supplement and the Loan Agreement, to have been distributed on account of or otherwise applied to the items specified in Sections 4.11(a), 4.11(b), 4.11(c) and 4.13 to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date; and (3) for purposes of the Loan Agreement, "Available Principal Funds" and "Available Non-Principal Funds" for the related Transfer Date shall be calculated as if the proviso set forth in Section 4.7(d)(i) and (ii) had not applied and the full amount of Collections allocated to the Investor Certificates during that Monthly Period had been deposited in the Finance Charge Account and the Principal Account and applied on such Transfer Date in accordance with Article IV. If the amount actually available for application as Available Non-Principal Funds under the Loan Agreement is insufficient to make all payments, distributions and deposits required to be made under the Loan Agreement on such Transfer Date, Transferor shall deposit, on such Transfer Date, an amount equal to the difference between the Available Non-Principal Funds, as so calculated, and the amount actually available. If the amount actually available for application as Available Principal Funds under the Loan Agreement is insufficient to make all payments, distributions and deposits required to be made under the Loan Agreement on such Transfer Date, Transferor shall deposit, on such Transfer Date, an amount equal to the difference between the Available Principal Funds, as so calculated, and the amount actually available. In addition, the proviso set forth in Section 4.7(d)(i) and (ii) shall not apply at any time when the most recently determined Available Cash Collateral Amount is less than the Required Cash Collateral Amount. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (c) of the definition of Class A Invested Amount, clause (f) of the definition of Class B Invested Amount, clause (f) of the definition of Collateral Interest and Section 4.10.

      Notwithstanding clause (i) above, if on any Business Day Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then
(x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for that Monthly Period but not deposited into the Finance Charge Account due to the operation of clause (i) (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount). In addition, if on any Transfer Date the Transferor Amount will be less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Class A Available Funds and Excess Spread that are required to be treated as Investor Principal Collections pursuant to Sections 4.11(a)(iii) and 4.13 but are not available from funds in the Finance Charge Account as a result of the operation of clause (i).

      (e) On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

      SECTION 4.8 Determination of Monthly Interest. (a) The amount of monthly interest distributable to the Class A Certificates shall equal the product of (i) one-twelfth, times (ii) the Class A Certificate Rate, times
(iii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided that (x) Class A Monthly Interest for the first Distribution Period will be $2,984,850 and (y) in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, plus an amount equal to the product of (A) (1) one-twelfth, times (2) the sum of the Class A Certificate Rate, plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date (or the portion thereof which has not theretofore been paid to Class A Holders) (the "Class A Additional Interest"), shall also be distributable to the Class A Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this Section 4.8(a) as of the prior Distribution Period over the amount actually transferred from the Distribution Account for payment of such amount.

      (b) The amount of monthly interest distributable to the Class B Certificates shall equal the product of (i) one-twelfth, times (ii) the Class B Certificate Rate, times (iii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided that (x) Class B Monthly Interest for the first Distribution Period will be $327,250 and (y) in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, plus an amount equal to the product of (A) (1) one-twelfth, times (2) the sum of the Class B Certificate Rate, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date (or the portion thereof which has not theretofore been paid to Class B Holders) (the "Class B Additional Interest"), shall also be distributable to the Class B Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this Section 4.8(b) as of the prior Distribution Period over the amount actually transferred from the Distribution Account for payment of such amount.

      (c) The amount of monthly interest distributable to the Collateral Interest (the "Collateral Monthly Interest") shall equal the product of (i)
(A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Distribution Period, times (ii) the Collateral Interest determined as of the Record Date preceding such Transfer Date.

      SECTION 4.9 Determination of Monthly Principal. (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Amortization Period prior to the Class A Final Scheduled Payment Date, the Controlled Payment Amount for such Transfer Date and (iii) the Class A Invested Amount on such Transfer Date prior to any distributions thereon on such day.

      (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal") for the Controlled Amortization Period, beginning with the Transfer Date after the one on which the Class A Invested Amount is reduced to zero, and for the Early Amortization Period beginning with the Transfer Date on which the Class A Invested Amount is reduced to zero (in either case after giving effect to payments to be made on the related Distribution Date), shall be an amount equal to the lesser of (i) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) any Class A Monthly Principal on such Transfer Date and (ii) the Class B Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14) on such Transfer Date.

      (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (i) during the Revolving Period following any reduction of the Required Enhancement Amount, an amount equal to the lesser of (A) the Enhancement Surplus on such Transfer Date and (B) the Available Investor Principal Collections on such Transfer Date or (ii) during the Controlled Amortization Period or Early Amortization Period an amount equal to the least of (A) the Enhancement Surplus on such Transfer Date, (B) the excess, if any, of (1) the Available Investor Principal Collections on such Transfer Date over (2) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date and (C) the Collateral Interest on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14).

      SECTION 4.10 Coverage of Required Amount. (a) On or before each Transfer Date, Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for such Transfer Date, plus (vii) the Class A Uncovered Dilution Amount for the related Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

      (b) On or before each Transfer Date, Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the sum of (A) the Class B Investor Default Amount, if any, for such Transfer Date and (B) the Class B Uncovered Dilution Amount for the related Monthly Period.

      (c) If the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, Servicer shall give written notice to Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In addition:

           (i) If the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread (and any Required Draw Amount) with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed (or, in the case of Excess Spread, deemed, in accordance with Section 4.7(d), to be distributed) from the Finance Charge Account (and the Cash Collateral Account) on such Transfer Date pursuant to Section 4.13(a). If the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread (and any Required Draw Amount) with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.14.

           (ii) If the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread (and any Required Draw Amount) with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, for such Transfer Date shall be distributed (or, in the case of Excess Spread, deemed, in accordance with Section 4.7(d), to be distributed) from the Finance Charge Account (and the Cash Collateral Account) on such Transfer Date pursuant to Section 4.13(c). If the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread (and any Required Draw Amount) available to fund the Class B Required Amount pursuant to Section 4.13(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.14;

provided that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

      SECTION 4.11 Monthly Payments. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw, and Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account and the Distribution Account as follows:

      (a) An amount equal to the Class A Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

           (i) an amount equal to Class A Monthly Interest, plus any Class A Deficiency Amount, plus any Class A Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

           (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus any Class A Servicing Fee due but not paid to Servicer on any prior Transfer Date (less, if WFN is Servicer, amounts previously retained towards payment of such fees) shall be distributed to Servicer;

           (iii) an amount equal to the sum of the Class A Investor Default Amount and the Class A Uncovered Dilution Amount, if any, for the preceding Monthly Period shall be treated (or deemed, in accordance with Section 4.7(d), to be treated) as a portion of Investor Principal Collections and, during the Controlled
      Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date; and

           (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

      (b) An amount equal to the Class B Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

           (i) an amount equal to the Class B Monthly Interest, plus any Class B Deficiency Amount, plus any Class B Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

           (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus any Class B Servicing Fee due but not paid to Servicer on any prior Transfer Date for such Transfer Date (less, if WFN is Servicer, amounts previously retained towards payment of such fees) shall be distributed to Servicer; and

           (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

      (c) An amount equal to the Collateral Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

           (i) if neither Transferor nor any of its Affiliates is Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date, plus any Collateral Interest Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer; and

           (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

      (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

           (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement; and

           (ii) an amount equal to the Available Investor Principal Collections remaining after the application specified in Section 4.11(d)(i) shall be treated as Shared Principal Collections.

      (e) On each Transfer Date commencing with the Transfer Date falling in the calendar month following the one in which the Controlled Amortization Period or the Early Amortization Period (whichever is earlier) commences, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on such Transfer Date, to the extent available, in the following priority:

           (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be deposited into the Distribution Account;

           (ii) after giving effect to the distribution referred to in clause (i), an amount equal to the Class B Monthly Principal, shall be deposited into the Distribution Account;

           (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1996-A Termination Date, in which case on the Series 1996-A Termination Date) after giving effect to the distribution referred to in clauses(i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement; and

           (iv) an amount equal to the Available Investor Principal Collections remaining after the applications specified in clauses
      (i), (ii) and (iii) above shall be treated as Shared Principal
      Collections.

      (f)  On each Distribution Date, Trustee shall pay in accordance with
Section 5.1(a) to the Class A Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.11(a)(i) on the preceding Transfer Date and to the Class B Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.11(b)(i) on the preceding Transfer Date.

      (g) On the first Distribution Date with respect to the earlier to occur of the Controlled Amortization Period and the Early Amortization Period and on each Distribution Date thereafter, Trustee, acting in accordance with instructions from Servicer, shall pay in accordance with
Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to Sections 4.11(e) on the related Transfer Date in the following priority:

           (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Invested Amount shall be paid to the Class A Holders; and

           (ii) for each Distribution Date with respect to the Early Amortization Period and on or after the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause
      (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Invested Amount shall be paid to the Class B Holders.

      SECTION 4.12 Investor Charge-Offs. (a) On or before each Transfer Date, Servicer shall calculate the sum of the Class A Investor Default Amount and the Class A Uncovered Dilution Amount (such sum being the "Class A Reduction Amount"). If on any Transfer Date, the Class A Reduction Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to Section 4.11(a)(iii), Section 4.13(a) (including amounts withdrawn from the Cash Collateral Account for such allocation) and Section 4.14 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer
Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Reduction Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the Class A Reduction Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to Section 4.13(b).

      (b) On or before each Transfer Date, Servicer shall calculate the sum of the Class B Investor Default Amount and the Class B Uncovered Dilution Amount (such sum being the "Class B Reduction Amount"). If on any Transfer Date, the Class B Reduction Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to Section 4.13(c) (including amounts withdrawn from the Cash Collateral Account for such allocation) and Section 4.14, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in Section 4.12(a)) will be reduced by the amount of such excess but not by more than the lesser of the Class B Reduction Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in Section 4.12(a)) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Reduction Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.14 and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to Section 4.12(a). The Class B Invested Amount will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under Section 4.13(d).

      (c) On or before each Transfer Date, Servicer shall calculate the sum of the Collateral Default Amount and the Collateral Uncovered Dilution Amount (such sum being the "Collateral Reduction Amount"). If on any Transfer Date, the Collateral Reduction Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to Section 4.13(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Reduction Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.14 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to Section 4.12(a), or the Class B Invested Amount, pursuant to Section 4.12(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under Section 4.13(h).

      SECTION 4.13 Excess Spread. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to apply, and Trustee, acting in accordance with such instructions shall apply (or be deemed, in accordance with Section 4.7(d), to apply), Excess Spread with respect to the related Monthly Period, to make the following distributions on each Transfer Date in the following priority:

      (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in,
Section 4.11(a);

      (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

      (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, Section 4.11(b) and then any remaining amount available to pay the Class B Reduction Amount shall be treated as a portion of Investor Principal Collections and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

      (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

      (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

      (f) if Transferor or any of its Affiliates is Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees (less, if WFN is Servicer, amounts previously retained towards payment of such fee) will be paid to Servicer;

      (g) an amount equal to the Collateral Reduction Amount, if any, for the related Monthly Period will be treated as a portion of Investor Principal Collections and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

      (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

      (i) an amount up to the excess, if any, of the Required Cash Collateral Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such date) over the Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder) shall be deposited in the Cash Collateral Account;

      (j) an amount equal to all other amounts due under the Loan Agreement shall be distributed in accordance with the Loan Agreement; and

      (k) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (j) shall constitute "Excess Finance Charge Collections" to be applied with respect to other Series in accordance with
Section 4.5 of the Agreement.

      SECTION 4.14 Reallocated Principal Collections. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to, and Trustee in accordance with such instructions shall, withdraw from the Principal Account and apply Collections of Principal Receivables with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

           (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with respect to such Transfer Date, shall be applied pursuant to Sections 4.11(a)(i), (ii) and (iii); and

           (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to Section 4.13(c) on such Transfer Date and (y) the amount withdrawn from the Cash Collateral Account pursuant to Section 4.17(c) which is remaining after application pursuant to Section 4.13(c) with respect to such Transfer Date shall be applied first pursuant to Sections 4.11(b)(i) and (ii) and then pursuant to Section 4.13(c);

provided, that:

           (1) the aggregate amount of Collections of Principal Receivables distributed pursuant to clauses (a) and (b) (the "Reallocated Principal Collections") shall not exceed the lesser of
      (A) the product of (x) the sum of the Collateral Investor Allocation Percentage and the Class B Investor Allocation Percentage for the Monthly Period relating to such Transfer Date and (y) the Investor Percentage for the Monthly Period relating to such Transfer Date and
      (z) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date and (B) the sum of the Collateral Interest and the Class B Invested Amount after giving effect to any Collateral Charge-Offs and Class B Investor Charge-Offs for such Transfer Date; and

           (2) the aggregate amount of Collections of Principal Receivables distributed pursuant to clause (b) shall not exceed the lesser of (A) the product of (x) the Collateral Investor Allocation Percentage for the Monthly Period relating to such Transfer Date and
      (y) the Investor Percentage for the Monthly Period relating to such Transfer Date and (z) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date and
      (B) the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

      With respect to any Transfer Date, any Reallocated Principal Collections up to and including the amount specified in clause (2)(A) above shall constitute "Reallocated Collateral Principal Collections," and any Reallocated Principal Collections in excess of such amount shall constitute "Reallocated Class B Principal Collections."

      On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated Principal Collections would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Transfer
Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

      SECTION 4.15 Shared Principal Collections; Amounts Transferred from the Excess Funding Account to the Principal Account. (a) The Shared Principal Collections allocable to Series 1996-A on any Transfer Date pursuant to Section 4.15(b) shall be applied as Available Investor Principal Collections pursuant to Section 4.11 and pursuant to such Section
4.11 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

      (b) Shared Principal Collections allocable to Series 1996-A with respect to any Transfer Date means an amount equal to the Principal Shortfall, if any, with respect to Series 1996-A for such Transfer Date; provided that if the aggregate amount of Shared Principal Collections for all Series in Group One for such Transfer Date is less than the Cumulative Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1996-A on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series in Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Principal Shortfall with respect to Series 1996-A for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Principal Shortfall for all Series in Group One for such Transfer Date. On each Transfer Date, Trustee (in accordance with instructions from Servicer) shall withdraw Shared Principal Collections allocable to Series 1996-A from the Collection Account and deposit the same into the Principal Account.

      (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, Servicer shall determine the Class A Required Amount, Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

      (d) The aggregate amount allocable to Series 1996-A and required to be transferred from the Excess Funding Account into the Principal Account with respect to any Transfer Date for purposes of the definition of "Investor Principal Collections" means an amount equal to the Principal Shortfall, if any, with respect to Series 1996-A for such Transfer Date minus the amount of Shared Principal Collections allocated to Series 1996-A from other Series in Group One on that Transfer Date; provided that if the aggregate amount required to be withdrawn from the Excess Funding Account pursuant to Section 4.2 for all Series (whether or not included in Group
One) for such Transfer Date is less than the cumulative Principal Shortfall minus available Shared Principal Collections for all Series (whether or not included in Group One) for such Transfer Date, then the aggregate amount allocable to Series 1996-A and required to be transferred on such Transfer Date shall equal the product of (i) the aggregate amount required to be withdrawn from the Excess Funding Account pursuant to Section 4.2 for all Series for such Transfer Date and (ii) a fraction, (A) the numerator of which is (A) the Principal Shortfall with respect to Series 1996-A for such Transfer Date minus the amount of Shared Principal Collections allocated to Series 1996-A from other Series in Group One on that Transfer Date and (B) the denominator of which is the cumulative Principal Shortfall for all Series minus available Shared Principal Collections for all Series (whether or not included in Group One) for such Transfer Date.

      SECTION 4.16 Finance Charge Account, Principal Account and Distribution Account. (a) Trustee shall establish and maintain with an Eligible Institution, which may be Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, three segregated trust accounts (the "Finance Charge Account", the "Principal Account", and the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account and the Distribution Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time the institution holding the Finance Charge Account, the Principal Account and the Distribution Account ceases to be an Eligible Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Finance Charge Account, a new Principal Account and a new Distribution Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Finance Charge Account, Principal Account, and Distribution Account. Trustee, at the direction of Servicer, shall make withdrawals from the Finance Charge Account, the Principal Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Series Supplement and the Agreement. Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account and the Distribution Account and that the funds held therein shall at all times be held in trust for the benefit of the Investor Holders.

      (b) Funds on deposit in the Finance Charge Account and the Principal Account from time to time shall be invested and reinvested at the direction of Servicer by Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on the following Transfer Date. Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or (ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Finance Charge Account and the Principal Account shall be treated as Collections of Finance Charge Receivables allocated to the Invested Amount for purposes of this Series Supplement.

      SECTION 4.17 Cash Collateral Account. (a) Servicer shall establish and maintain with an Eligible Institution, which may be Trustee, in the name of Trustee, on behalf of the Trust, a segregated trust account (the "Cash Collateral Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders.
If at any time an Eligible Institution holding the Cash Collateral Account ceases to be an Eligible Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall within 10 Business Days establish a new Cash Collateral Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Cash Collateral Account. Trustee, at the direction of Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Series Supplement and the Loan Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below.

      (b) On the Closing Date, Transferor shall deposit $13,750,000 in immediately available funds into the Cash Collateral Account. Funds on deposit in the Cash Collateral Account from time to time shall be invested and/or reinvested at the direction of Servicer by Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on the following Transfer Date. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or (ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be treated as Collections of Finance Charge Receivables allocated to the Invested Amount and shall be part of Class A Available Funds, Class B Available Funds and Collateral Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

      (c) On each Determination Date, Servicer shall calculate the amount (the "Required Draw Amount") by which the sum of the amounts specified in clauses (a) through (d) of Section 4.13 with respect to the related Transfer Date exceeds the amount of Excess Spread allocated with respect to the related Monthly Period. In the event that for any Transfer Date the Required Draw Amount is greater than zero, Servicer shall give written notice to Trustee and the Collateral Interest Holder of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to Section 4.13(a) through (d) (in the order of priority set forth in Section 4.13).

      (d) If, after giving effect to all deposits to and withdrawals from the Cash Collateral Account and adjustments to the Collateral Interest with respect to any Transfer Date, the Collateral Interest has been reduced to zero and there is an Enhancement Surplus (after giving effect to such reduction), Trustee, acting in accordance with the instructions of Servicer, shall withdraw an amount equal to such Enhancement Surplus from the Cash Collateral Account, and apply it in accordance with the Loan Agreement.

      SECTION 4.18 Determination of LIBOR. As needed for the determination of Collateral Rate, Trustee will determine LIBOR pursuant to the terms of the Loan Agreement.

      SECTION 4.19 Transferor's or Servicer's Failure to Make a Deposit or Payment. If Servicer or Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by Sections 2.5, 2.6 or 12.2) required to be made or given by Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), Trustee shall make such payment or deposit from the Finance Charge Account, the Principal Account, the Cash Collateral Account and/or the Distribution Account, as applicable, without instruction from Servicer or Transferor. Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that Trustee has sufficient information to allow it to determine the amount thereof; provided that Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Investor Holders on each Distribution Date. Servicer shall, upon request of Trustee, promptly provide Trustee with all information necessary to allow Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by Trustee in the manner in which such payment or deposit should have been made by Transferor or Servicer, as the case may be.

      SECTION VIII. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Holders:

ARTICLE V     DISTRIBUTIONS AND REPORTS TO
              INVESTOR HOLDERS

      SECTION 5.1 Distributions. (a) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to Section 3.4(b)) to each Class A Holder of record on the immediately preceding Record Date (other than as provided in Section 2.6 or Section 12.2 respecting a final distribution) such Holder's pro rata share (based on the share of the aggregate outstanding principal balance of all Class A Certificates represented by the Class A Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class A Holders pursuant to Section 4.11 by check mailed to each Class A Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer in immediately available funds.

      (b) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to Section 3.4(b)) to each Class B Holder of record on the immediately preceding Record Date (other than as provided in Section 2.6 or Section 12.2 respecting a final distribution) such Holder's pro rata share (based on the share of the aggregate outstanding principal balance of all Class B Certificates represented by the Class B Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class B Holders pursuant to
Section 4.11 by check mailed to each Class B Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer in immediately available funds.

      SECTION 5.2  Reports. (a)  Monthly Series 1996-A Servicer's
Certificate. On or before each Distribution Date, Trustee shall forward to each Investor Holder and each Rating Agency a statement substantially in the form of Exhibit C prepared by Servicer and delivered to Trustee.

      (b) Annual Holders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1997, Trustee shall distribute to each Person who at any time during the preceding calendar year was an Investor Holder, a statement prepared by Servicer containing the following information:

           (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively; and

           (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively.

Such information shall be aggregated for such calendar year or the applicable portion thereof during which such Person was an Investor Holder, together with such other customary information (consistent with the treatment of the Certificates as debt) as Trustee or Servicer deems necessary or desirable to enable the Investor Holders to prepare their tax returns. Such obligations of Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Trustee pursuant to any requirements of the Internal Revenue Code.

      SECTION IX. Series 1996-A Early Amortization Events. If any one of the following events shall occur with respect to the Investor Certificates:

      A. failure on the part of Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of Transferor set forth in the Agreement or this Series Supplement (including the covenant of Transferor contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1996-A Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by Investor Holders representing more than 50% of the Invested Amount of this Series 1996-A, and continues to affect materially and adversely the interests of the Series 1996-A Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) for such period;

      B. any representation or warranty made by Transferor in the Agreement or this Series Supplement, or any information contained in an Account Schedule required to be delivered by Transferor pursuant to Section
2.1 or 2.8, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by Investor Holders representing more than 50% of the Invested Amount of this Series 1996-A, and (ii) as a result of which the interests of the Series 1996-A Holders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) and continue to be materially and adversely affected for such period; provided that a Series 1996-A Early Amortization Event pursuant to this Section 9(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

      C. the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

      D. Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by
Section 2.8(b); provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

      E. any Servicer Default shall occur which would have a material adverse effect on the Series 1996-A Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account);

      F. the Class A Invested Amount shall not be paid in full on or prior to the Class A Final Scheduled Payment Date or the Class B Invested Amount shall not be paid in full on or prior to the Class B Scheduled Payment Date; or

      (g) The Limited shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of The Limited in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of The Limited or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or the commencement by The Limited of a voluntary case under any Debtor Relief Law, or The Limited's consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of The Limited or for any substantial part of its property, or any general assignment for the benefit of creditors; or The Limited shall have taken any corporate action in furtherance of any of the foregoing actions;

then, in the case of any event described in Section 9(a), (b) or (e) hereof, after the applicable grace period set forth in such Sections, either Trustee or Investor Holders representing more than 50% of the Invested Amount of this Series 1996-A by notice then given in writing to Transferor and Servicer (and to Trustee if given by the Holders) may declare that an early amortization event (a "Series 1996-A Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in Section 9(c), (d), (f) or (g) hereof, a Series 1996-A Early Amortization Event shall occur without any notice or other action on the part of Trustee or the Investor Holders immediately upon the occurrence of such event.

      SECTION X. Series 1996-A Termination. The right of the Investor Holders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-A Termination Date.

      SECTION XI. Periodic Finance Charges and Other Fees. Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by Transferor to be necessary in order for Transferor to maintain its credit card business, based upon a good faith assessment by Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

      SECTION XII. Limitations on Addition of Approved Portfolios. Transferor may designate additional Approved Portfolios if (a) the Rating Agency Condition is satisfied with respect to that designation and (b) Transferor delivers to Trustee an Opinion of Counsel that all UCC financing statements or amendments required to perfect the interest of the Trust in Receivables arising in accounts included in each such Additional Portfolio have been made.

      SECTION XIII. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      SECTION XIV. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION XV. Additional Provisions. (a) Notwithstanding the provisions of Section 2.10(a), the Discount Percentage may exceed 3%, so long as the Rating Agency Condition is satisfied.

      (b) Notwithstanding the provisions of Section 2.8, no new accounts that would otherwise be Automatic Additional Accounts shall be treated as such on any Addition Date if both of the following statements are true:

           (i) an Automatic Addition Limitation Event has occurred, and the Rating Agency Condition has not been satisfied as to the resumption of treating new accounts as Automatic Additional Accounts; and

           (ii) the number of such Automatic Additional Accounts would exceed an amount equal to the excess (if any) of (A) 20% of the aggregate number of Accounts determined as of the first day of the fiscal year of Transferor in which the Addition Date occurs over (B) the aggregate amount of Automatic Additional Accounts and Supplemental Accounts the Addition Date for which has occurred since the first day of such fiscal year.

      An "Automatic Addition Limitation Event" will be deemed to occur on any Determination Date if:

           (1) the average of the default ratio for that Determination Date and the preceding two Determination Dates is greater than 1.5%, where the "default ratio" for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate of the Default Amounts for all Accounts that became Defaulted Accounts during the related Monthly Period and (B) the denominator of which is the total Receivables as of the end of the sixth preceding Monthly Period; or

           (2) the average of the payment rate for that Determination Date and the preceding two Determination Dates is less than 10%, where the "payment rate" for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate Collections received during the related Monthly Period and (B) the denominator of which is equal to the total Receivables held by the Trust at the close of business for the Monthly Period immediately prior to such related Monthly Period.

      (c) The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

      (d) Notwithstanding the provisions of Section 3.9(a), so long as any of the Investor Certificates remain outstanding, Transferor shall make deposits of the type referred to in that Section as if the antepenultimate and penultimate sentences of the first grammatical paragraph of that Section read as follows:

      "Any adjustment required pursuant to either of the two preceding sentences shall be made on the first Business Day after the Date of Processing for the event giving rise to such adjustment. If, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Specified Transferor Amount, not later than the close of business on such first Business Day, Transferor shall make a deposit into the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be less than the Specified Transferor Amount (up to the amount of such Principal Receivables).".

Amounts deposited in the Excess Funding Account pursuant to this Section 15(d) shall be deemed for all purposes of the Agreement to have been deposited pursuant to such penultimate sentence.

      (e) Notwithstanding the definition of "Identified Portfolio" appearing in Section 1.1, for purposes of Series 1996-A, the definition of "Identified Portfolio" shall be as follows:

           ""Identified Portfolio" means any Accounts owned from time to time by WFN and included in the private label credit card programs of Bath & Body Works, Inc., Cacique, Inc., Lane Bryant, Inc., Lerner New York, Inc., Express, Inc., Structure, Inc., Victoria's Secret Stores, Inc., Victoria's Secret Catalogue, Inc., The Limited Stores, Inc., Limited Too, Inc., Abercrombie & Fitch, Inc., Henri Bendel, Inc. and Brylane, L.P. (but limited, in the case of Brylane, L.P., to accounts related to the Lane Bryant, Lerner New York and Roamans catalogues). To avoid doubt, the foregoing programs include all cards issued under the insignia of "Limited Fashion Group."".

      (f) Notwithstanding Section 3.6, Servicer shall, in lieu of delivering any annual report by a firm of nationally recognized independent public accountants required to be delivered pursuant to such Section on or before the 90th day following the end of 1996 and each subsequent calendar year, deliver any such annual report on or before the 90th day following the end of its 1996 fiscal year and each of its subsequent fiscal years.

      (g) Notwithstanding Section 4.4: (i) during the Controlled Amortization Period and the Early Amortization Period, Transferor may not apply Shared Principal Collections as principal with respect to any Variable Interest, unless such application of principal is made on any Transfer Date or related Distribution Date after the application of Shared Principal Collections pursuant to Section 4.15 and (ii) Shared Principal Collections allocable to Series 1996-A pursuant to Section 4.4 shall be withdrawn on each Transfer Date, rather than each Distribution Date. Notwithstanding Section 4.5, Excess Finance Charge Collections allocable to Series 1996-A pursuant to Section 4.5 shall be withdrawn on each Transfer Date, rather than each Distribution Date.

      SECTION XVI. No Petition. Transferor, Servicer and Trustee, by entering into this Series Supplement and each Holder, by accepting a Series 1996-A Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Holders, the Agreement or this Series Supplement.

      SECTION XVII. Amendments. This Series Supplement may be amended pursuant to Section 13.1 of the Agreement. This Series Supplement may also be amended by Transferor without the consent of Servicer, Trustee or any Investor Holder if Transferor provides Trustee with: (i) an Opinion of Counsel to the effect that such amendment or modification would (A) reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Internal Revenue Code section 7704 or (B) permit the Trust or a relevant portion thereof to be treated as a "financial asset securitization investment trust" and (C) in either case, (1) would not cause the Trust to be classified, for Federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and
(2) would not cause or constitute an event in which gain or loss would be recognized by any Investor Holder; and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Holder; provided that no such amendment shall be deemed effective without Trustee's consent, if Trustee's rights, duties and obligations hereunder are thereby modified. Prior to the execution of any such amendment (other than an amendment pursuant to Section 13.1(a) of the Agreement), Trustee shall furnish notification of the substance of such amendment to each Rating Agency.

      IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Series 1996-A Supplement to be duly executed by their respective officers as of the day and year first above written.



                                WORLD FINANCIAL NETWORK
                                NATIONAL BANK,
                                  Transferor and Servicer


                                By:___________________________________
                                   Name:
                                   Title:




                                THE BANK OF NEW YORK,
                                  Trustee


                                By:____________________________________
                                   Name:
                                   Title:




                                                             EXHIBIT A-1



                           FORM OF CERTIFICATE
                           -------------------
                                 CLASS A

      Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to World Financial Network National Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. ___                                                     $_____________
                                                    CUSIP No. ____________


            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                              6.70% CLASS A
                 ASSET-BACKED CERTIFICATE, SERIES 1996-A


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables generated or acquired by World Financial Network National Bank and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or obligation of
                  World Financial Network National Bank
                       or any Affiliate thereof.)

      This certifies that Cede & Co. (the "Class A Holder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), the corpus of which consists of (i) a portfolio of all receivables (the "Receivables") existing in the open-end credit card accounts identified under the Agreement from time to time (the "Accounts"),
(ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, Excess Funding Account and in the Series Accounts, (v) the benefits of any Enhancements, if any, with respect to one or more Series of Investor Certificates, (vi) the benefits of the Collateral Interest and (vii) the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 17, 1996 as supplemented by the Series 1996-A Supplement dated as of May 9, 1996 (collectively, the "Agreement"), between World Financial Network National Bank, as Transferor ("Transferor") and Servicer ("Servicer"), and The Bank of New York, as Trustee ("Trustee").

      The Series 1996-A Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B
Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described in the Agreement.

      Transferor has structured the Agreement and the Series 1996-A Certificates with the intention that the Series 1996-A Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, the Holder of the Transferor Certificate, Servicer and each Series 1996-A Holder (or Series 1996-A Certificate Owner) by acceptance of its Series 1996-A Certificate (or in the case of a Series 1996-A Certificate Owner, by virtue of such Series 1996-A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-A Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, value of intangible property or net worth. Each Series 1996-A Holder agrees that it will cause any Series 1996-A Certificate Owner acquiring an interest in a Series 1996-A Certificate through it to comply with the Agreement as to treatment of the Series 1996-A Certificates as indebtedness for certain tax purposes.

      To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

      This Class A Certificate represents an interest in only World Financial Network Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and the Series 1996-A Certificates, the Collateral Interest and the Accounts or Receivables are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

      Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

           IN WITNESS WHEREOF, World Financial Network National Bank has caused this Class A Certificate to be duly executed under its official seal.


                                     By:__________________________________
                                                Authorized Officer







                      CERTIFICATE OF AUTHENTICATION
                      -----------------------------

DATED:____________________

           This is one of the 6.70% Class A Asset-Backed Certificates, Series 1996-A referred to in the within-mentioned Agreement.



                                     THE BANK OF NEW YORK,
                                     Trustee



                                     By:_______________________________
                                            Authorized Signatory





                                                             EXHIBIT A-2



                           FORM OF CERTIFICATE
                           -------------------

                                 CLASS B

      Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to World Financial Network National Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



No. ___                                                     $____________
                                                    CUSIP No. ___________



            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                              7.00% CLASS B
                 ASSET-BACKED CERTIFICATE, SERIES 1996-A


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables generated or acquired by World Financial Network National Bank and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or obligation of
                  World Financial Network National Bank
                       or any Affiliate thereof.)

      This certifies that Cede & Co. (the "Class B Holder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), the corpus of which consists of (i) a portfolio of all receivables (the "Receivables") existing in the open-end credit card accounts identified under the Agreement from time to time (the "Accounts"),
(ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, Excess Funding Account and in the Series Accounts, (v) the benefits of any Enhancements, if any, with respect to one or more Series of Investor Certificates, (vi) the benefits of the Collateral Interest and (vii) the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 17, 1996 as supplemented by the Series 1996-A Supplement dated as of May 9, 1996 (collectively, the "Agreement"), between World Financial Network National Bank, as Transferor ("Transferor") and Servicer ("Servicer"), and The Bank of New York, as Trustee ("Trustee").

      The Series 1996-A Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described in the Agreement.

      Transferor has structured the Agreement and the Series 1996-A Certificates with the intention that the Series 1996-A Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, the Holder of the Transferor Certificate, Servicer and each Series 1996-A Holder (or Series 1996-A Certificate Owner) by acceptance of its Series 1996-A Certificate (or in the case of a Series 1996-A Certificate Owner, by virtue of such Series 1996-A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-A Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, value of intangible property or net worth. Each Series 1996-A Holder agrees that it will cause any Series 1996-A Certificate Owner acquiring an interest in a Series 1996-A Certificate through it to comply with the Agreement as to treatment of the Series 1996-A Certificates as indebtedness for certain tax purposes.

      To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

      This Class B Certificate represents an interest in only World Financial Network Credit Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and the Series 1996-A Certificates, the Collateral Interest and the Accounts or Receivables are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-A Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

      Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

           IN WITNESS WHEREOF, World Financial Network National Bank has caused this Class B Certificate to be duly executed under its official seal.


                                     By:______________________________
                                           Authorized Officer




                      CERTIFICATE OF AUTHENTICATION
                      -----------------------------


DATED:______________________


      This is one of the 7.00% Class B Asset-Backed Certificates, Series 1996-A referred to in the within-mentioned Agreement.



                                 THE BANK OF NEW YORK,
                                 Trustee



                                 By:_______________________________
                                         Authorized Signatory





                                                               EXHIBIT B
                                                               ---------


                FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                        NOTIFICATION TO TRUSTEE
                  WORLD FINANCIAL NETWORK NATIONAL BANK
            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                              SERIES 1996-A
               MONTHLY PERIOD ENDING ______________, ____





                                                               EXHIBIT C


                     FORM OF MONTHLY SERIES 1996-A
                     -----------------------------
                           HOLDERS' STATEMENT
                           ------------------

                              SERIES 1996-A

                  WORLD FINANCIAL NETWORK NATIONAL BANK

                ________________________________________


            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST

                ________________________________________

                                                   EXECUTION COPY



- -----------------------------------------------------------------------------

               WORLD FINANCIAL NETWORK NATIONAL BANK

                      Transferor and Servicer

                                and

                       THE BANK OF NEW YORK
                              Trustee

                 on behalf of the Investor Holders

- ------------------------------------------------------------------------------


                     SERIES 1996-B SUPPLEMENT

                      Dated as of May 9, 1996

                                to

                  POOLING AND SERVICING AGREEMENT

                   Dated as of January 17, 1996

                -------------------------------------


         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST

             $283,500,000 6.95% Class A Asset-Backed
                    Certificates, Series 1996-B

              $29,750,000 7.20% Class B Asset-Backed
                    Certificates, Series 1996-B

- -----------------------------------------------------------------------------

                       TABLE OF CONTENTS
                                                               Page
                                                               ----
SECTION 1.  Designation.......................................  1

SECTION 2.  Definitions.......................................  2

SECTION 3.  Servicing Fee..................................... 20

SECTION 4.  Optional Repurchase; Reassignment and
                Termination Provisions........................ 21

SECTION 5.  Delivery and Payment for the Investor
                Certificates...................................22

SECTION 6.  Depository; Form of Delivery of Investor
                Certificates.................................. 22

SECTION 7.  Article IV of Agreement........................... 22

     SECTION 4.6  Rights of Holders and the
                    Collateral Interest Holder................ 22
     SECTION 4.7  Allocations................................. 23
     SECTION 4.8  Determination of Monthly Interest........... 27
     SECTION 4.9  Determination of Monthly Principal.......... 28
     SECTION 4.10 Coverage of Required Amount................. 29
     SECTION 4.11 Monthly Payments............................ 31
     SECTION 4.12 Investor Charge-Offs........................ 35
     SECTION 4.13 Excess Spread............................... 36
     SECTION 4.14 Reallocated Principal Collections........... 38
     SECTION 4.15 Shared Principal Collections; Amounts
                    Transferred from the Excess Funding
                    Account to the Principal Account.......... 40

     SECTION 4.16 Finance Charge Account, Principal
                    Account, Principal Funding Account and
                    Distribution Account...................... 41
     SECTION 4.17 Reserve Account............................. 43
     SECTION 4.18 Cash Collateral Account..................... 44
     SECTION 4.19 Determination of LIBOR...................... 46
     SECTION 4.20 Transferor's or Servicer's Failure to
                    Make a Deposit or Payment................. 46

SECTION 8.  Article V of the Agreement........................ 46

     SECTION 5.1  Distributions............................... 47
     SECTION 5.2  Reports..................................... 47

SECTION 9.  Series 1996-B Early Amortization Events........... 48

SECTION 10. Series 1996-B Termination......................... 50

SECTION 11. Periodic Finance Charges and Other Fees........... 50

SECTION 12. Limitations on Addition of Approved
              Portfolios...................................... 50

SECTION 13. Counterparts...................................... 51

SECTION 14. Governing Law..................................... 51

SECTION 15. Additional Provisions............................. 51

SECTION 16. No Petition....................................... 53

SECTION 17. Amendments........................................ 53


EXHIBITS

EXHIBIT A-1 Form of Class A Certificate
EXHIBIT A-2 Form of Class B Certificate
EXHIBIT B   Form of Monthly Payment Instructions
              and Notification to Trustee
EXHIBIT C   Form of Monthly Series 1996-B
              Holders' Statement


     SERIES 1996-B SUPPLEMENT, dated as of May 9, 1996 (this "Series Supplement"), between WORLD FINANCIAL NETWORK NATIONAL BANK, a national banking association, as Transferor ("Transferor") and Servicer ("Servicer"), and THE BANK OF NEW YORK, as Trustee ("Trustee"), under the Pooling and Servicing Agreement dated as of January 17, 1996 between the same parties (the "Agreement").

     Section 6.3 of the Agreement provides, among other things, that Transferor and Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Trustee to Transferor for the execution and redelivery to Trustee for authentication of one or more Series of Certificates.

     Pursuant to this Series Supplement, Transferor and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1996-B Certificates." The two classes shall be designated the 6.95% Class A Asset-Backed Certificates, Series 1996-B (the "Class A Certificates") and the 7.20% Class B Asset-Backed Certificates, Series 1996-B (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2, respectively. In addition, there is hereby created a third Class which constitutes an uncertificated interest in the Trust, shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided in Section 1(c) of this Series Supplement, and shall be known as the Collateral Interest, Series 1996-B and have the rights assigned to the Collateral Interest in this Series Supplement. The Collateral Interest Holder shall be deemed to be an "Investor Holder" for all purposes under the Agreement and this Series Supplement, except as expressly provided in Section 1(c) of this Series Supplement.

     (b) Series 1996-B shall be included in Group One (as defined below). Series 1996-B shall not be subordinated to any other Series.

     (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest.

     SECTION 2. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. References to any Article or Section are references to Articles or Sections of the Agreement, except as otherwise expressly provided. All capitalized terms not otherwise defined herein are defined in the Agreement, and the interpretive provisions set out in Section 1.2 of the Agreement apply to this Series Supplement. Each capitalized term defined herein relates only to the Investor Certificates and no other Series of Certificates issued by the Trust.

     "Accumulation Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to Section 4.11(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

     "Additional Minimum Transferor Amount" means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the aggregate Principal Receivables and (B) amounts on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause
(a) shall be without duplication with the amount specified as the "Additional Minimum Transferor Amount" in the Supplement relating to the Series 1996-A Certificates issued by the Trust (or in any future Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)). The Additional Minimum Transferor Amount is specified pursuant to
Section 15(c) of this Series supplement as an additional amount to be considered part of the Minimum Transferor Amount.

     "Adjusted Invested Amount" means, on any date of determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Class B Invested Amount and (c) the Collateral Interest.

     "Aggregate Investor Default Amount" means, as to any Monthly
Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

     "Automatic Addition Limitation Event" is defined in Section 15(b) of this Series Supplement.

     "Available Cash Collateral Amount" means with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from the Cash Collateral Account to be made with respect to such date) and (b) the Required Enhancement Amount as of the prior Transfer Date.

     "Available Investor Principal Collections" means, as to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.14 are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x) Section 4.11(a)(iii) and (y) Section 4.13(c) (to the extent such portions pursuant to Section 4.13(c) are available to pay the Class B Investor Default Amount or the Class B Uncovered Dilution Amount), which shall, without duplication, be included as Available Investor Principal Collections), plus (c) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 1996-B in accordance with
Section 4.15(b).

     "Available Reserve Account Amount" means, as to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 4.17(b) on such date, but before giving effect to any deposit made or to be made pursuant to Section 4.13(i) to the Reserve Account on such date) and
(b) the Required Reserve Account Amount.

     "Base Rate" means, as to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each for the related Distribution Period, and the Servicing Fee with respect to such Monthly Period and the denominator of which is the Invested Amount as of the close of business on the last day of such Monthly Period.

     "Cash Collateral Account" is defined in Section 4.18(a).

     "Class A Additional Interest" is defined in Section 4.8(a).

     "Class A Adjusted Invested Amount" means, on any date of determination, an amount equal to the Class A Invested Amount minus the Principal Funding Account Balance on such date of determination.

     "Class A Available Funds" means, as to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of the sum of (i) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date (before giving effect to any netting) with respect to the preceding Monthly Period pursuant to Section 4.7(d)) and (ii) the interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to Section 4.18(b) on the related Transfer Date, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Invested Amount, the Principal Funding Investment Proceeds arising pursuant to Section 4.16(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to Sections 4.17(b) and 4.17(d).

     "Class A Certificate Rate" means a per annum rate equal to 6.95%.

     "Class A Certificates" is defined in Section 1(a) of this Series
Supplement.

     "Class A Deficiency Amount" is defined in Section 4.8(a).

     "Class A Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-B is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Invested Amount (less the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series).

     "Class A Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class A Holder" means the Person in whose name a Class A
Certificate is registered in the Certificate Register.

     "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Certificates, which is $283,500,000.

     "Class A Invested Amount" means, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Holders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to Section 4.12(a) over Class A Investor Charge-Offs reimbursed pursuant to Section 4.13(b) prior to such date of determination, minus (d) the amount of any reduction in the Class A Invested Amount as a result of the purchase by Transferor and subsequent cancellation of the Class A Certificates pursuant to
Section 4(d) of this Series Supplement; provided that the Class A Invested Amount may not be reduced below zero.

     "Class A Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the Class A Fixed Allocation Percentage.

     "Class A Investor Charge-Off" is defined in Section 4.12(a).

     "Class A Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation Percentage applicable for the related Monthly Period.

     "Class A Monthly Interest" is defined in Section 4.8(a).

     "Class A Monthly Principal" is defined in Section 4.9(a).

     "Class A Reduction Amount" is defined in Section 4.12(a).

     "Class A Required Amount" is defined in Section 4.10(a).

     "Class A Scheduled Payment Date" means the May 2003 Distribution
Date.

     "Class A Servicing Fee" is defined in Section 3(a) of this Series
Supplement.

     "Class A Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Class A Investor Allocation Percentage applicable for the related Monthly Period.

     "Class B Additional Interest" is defined in Section 4.8(b).

     "Class B Available Funds" means, as to any Monthly Period, an amount equal to the Class B Floating Allocation Percentage of the sum of (a) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date (before giving effect to any netting) with respect to the preceding Monthly Period pursuant to
Section 4.7(d)) and (b) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to Section 4.18(b) on the related Transfer Date.

     "Class B Certificate Rate" means a per annum rate equal to 7.20%.

     "Class B Certificates" is defined in Section 1(a) of this Series
Supplement.

     "Class B Deficiency Amount" is defined in Section 4.8(b).

     "Class B Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-B is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class B Invested Amount (less, if the Class A Fixed Allocation Percentage is zero, the balance on deposit in the Principal Account (that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) and on deposit in the Principal Funding Account, in each case to the extent not subtracted in reducing the Class A Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series).

     "Class B Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class B Holder" means the Person in whose name a Class B
Certificate is registered in the Certificate Register.

     "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Certificates, which is $29,750,000.

     "Class B Invested Amount" means, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Holders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to Section 4.12(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to Section 4.14(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to Section 4.12(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Section 4.13(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e), minus (g) the amount of any reduction in the Class B Invested Amount as a result of the purchase by Transferor and subsequent cancellation of Class B Certificates pursuant to Section 4(d) of this Series Supplement; provided that the Class B Invested Amount may not be reduced below zero.

     "Class B Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the Class B Fixed Allocation Percentage.

     "Class B Investor Charge-Off" is defined in Section 4.12(b).

     "Class B Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation Percentage applicable for the related Monthly Period.

     "Class B Monthly Interest" is defined in Section 4.8(b).

     "Class B Monthly Principal" is defined in Section 4.9(b).

     "Class B Reduction Amount" is defined in Section 4.12(b).

     "Class B Required Amount" is defined in Section 4.10(b).

     "Class B Scheduled Payment Date" means the June 2003 Distribution
Date.

     "Class B Servicing Fee" is defined in Section 3(a) of this Series
Supplement.

     "Class B Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Class B Investor Allocation Percentage applicable for the related Monthly Period.

     "Closing Date" means May 9, 1996.

     "Collateral Available Funds" means, as to any Monthly Period, an amount equal to the Collateral Floating Allocation Percentage of the sum of (a) the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or required to be deposited in the Finance Charge Account on the related Transfer Date (before giving effect to any permitted netting) with respect to the preceding Monthly Period pursuant to Section 4.7(d)) and (b) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables pursuant to Section 4.18(b) on the related Transfer Date.

     "Collateral Charge-Off" is defined in Section 4.12(c).

     "Collateral Default Amount" means, as to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation Percentage applicable for the related Monthly Period.

     "Collateral Fixed Allocation Percentage" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100% or be less than zero) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Allocation Percentage; provided that if Series 1996-B is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Collateral Interest (less, if the Class A Fixed Allocation Percentage and the Class B Fixed Allocation Percentage are zero, the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections, to the extent not subtracted in reducing the Class A Fixed Allocation Percentage and/or the Class B Fixed Allocation Percentage to zero) as of the last day of the revolving period for such Paired Series).

     "Collateral Floating Allocation Percentage" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such last day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation Percentage means the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Invested Amount.

     "Collateral Initial Interest" means $36,750,000.

     "Collateral Interest" means, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement and other amounts to be paid in respect thereof as provided in the Agreement and this Series Supplement. On any date, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to Section 4.12(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to Sections 4.14(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to Sections 4.12(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to
Section 4.13(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided that the Collateral Interest may not be reduced below zero.

     "Collateral Interest Holder" means the entity so designated in the Loan Agreement.

     "Collateral Interest Servicing Fee" is defined in Section 3(a) of this Series Supplement.

     "Collateral Investor Allocation Percentage" means, for any Monthly Period, (a) with respect to Default Amounts, Uncovered Dilution Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the Collateral Fixed Allocation Percentage.

     "Collateral Monthly Interest" is defined in Section 4.8(c).

     "Collateral Monthly Principal" is defined in Section 4.9(c).

     "Collateral Rate" means, for any Distribution Period, the rate specified in the Loan Agreement; provided that the Collateral Rate shall not exceed a per annum rate of 1.1% in excess of LIBOR for such Distribution Period for purposes of this Supplement and the Agreement.

     "Collateral Reduction Amount" is defined in Section 4.12(c).

     "Collateral Uncovered Dilution Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Uncovered Dilution Amount for the related Monthly Period and (b) the Collateral Investor Allocation Percentage applicable for the related Monthly Period.

     "Controlled Accumulation Amount" means (a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Invested Amount, $23,625,000; provided that if the Controlled Accumulation Period Length is modified pursuant to Section 4.11(i), (i) the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with Section 4.11(i) on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Invested Amount.

     "Controlled Accumulation Date" means May 1, 2002.

     "Controlled Accumulation Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the beginning of business on the Controlled Accumulation Date or such later date as is determined in accordance with Section 4.11(i) and ending on the first to occur of (a) the Early Amortization Commencement Date and (b) the Series 1996-B Termination Date.

     "Controlled Accumulation Period Length" is defined in Section
4.11(i).

     "Controlled Deposit Amount" means, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

     "Covered Amount" means an amount determined as of each Transfer Date with respect to any Distribution Period as the product of (a) (i) one-twelfth, times (ii) the Class A Certificate Rate, and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

     "Cumulative Principal Shortfall" means the sum of the Principal Shortfalls (as such term is defined in each of the related
Supplements) for each Series in Group One.

     "Default Amount" means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Transferor) in such Defaulted Account on the day it became a Defaulted Account.

     "Defaulted Account" means an Account in which there are Defaulted Receivables.

     "Deficiency Amount" means, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

     "Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund, unauthorized charge, fraudulent or counterfeit charge or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

     "Distribution Account"  is defined in Section 4.16(a).

     "Distribution Date" means June 17, 1996 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

     "Distribution Period" means, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except the initial Distribution Period will be the period from and including the Closing Date through the day preceding the initial Distribution Date.

     "Early Amortization Commencement Date" means the date on which an Early Amortization Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-B Early Amortization Event is deemed to occur pursuant to Section 9 of this Series Supplement.

     "Early Amortization Period" means the period commencing on the Early Amortization Commencement Date and ending on the Series 1996-B Termination Date.

     "Enhancement" means, with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest and the Cash Collateral Account, and with respect to the Class B Certificates, the subordination of the Collateral Interest and the Cash Collateral Account.

     "Enhancement Agreement" means the Loan Agreement.

     "Enhancement Provider" means the Collateral Interest Holder.

     "Enhancement Surplus" means, with respect to any Transfer Date, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account, plus the Collateral Interest (in each case after giving effect to any withdrawals, increases or reductions made with respect to such date other than as the result of the existence of an Enhancement Surplus) over (b) the Required Enhancement Amount.

     "Excess Principal Funding Investment Proceeds" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

     "Excess Spread" means, with respect to any Transfer Date and subject to Section 4.7(d), the sum of (a) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to Sections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii), plus (b) the Excess Finance Charge Collections, if any, allocated to Series 1996-B pursuant to
Section 4.5 for that Transfer Date.

     "Finance Charge Account" is defined in Section 4.16(a).

     "Finance Charge Shortfall" means, with respect to any Transfer Date, an amount equal to the excess, if any, of (a) the sum of the amounts specified in clauses (a) through (k) of Section 4.13 for that Transfer Date over (b) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to Sections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii).

     "Fitch" means Fitch Investors Service, L.P. or its successors.

     "Fixed Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided that if Series 1996-B is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Adjusted Invested Amount (less the balance on deposit in the Principal Account that is not subject to being treated as Reallocated Principal Collections or Shared Principal Collections) as of the last day of the revolving period for such Paired Series); provided further that if one or more Reset Dates occur in a Monthly Period, the Fixed Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses (a) and (b) above determined as of the close of business on the subject Reset Date.

     "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing
Date), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts, Uncovered Dilution Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Floating Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator equal to the greater of the amounts specified in clauses
(a) and (b) above determined as of the close of business on the subject Reset Date.

     "Group One" means Series 1996-B and each other Series specified in the related Supplement to be included in Group One.

     "Initial Invested Amount" means $350,000,000.

     "Invested Amount" means, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Interest, each as of such date.

     "Investor Certificates" means the Class A Certificates, the Class B Certificates and the Collateral Interest.

     "Investor Default Amount" means, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Allocation Percentage on the day such Account became a Defaulted Account.

     "Investor Holder" means, for all purposes of the Agreement and this Series Supplement, (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

     "Investor Percentage" means, for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage.

     "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited (or required to be deposited on the related Transfer Date (before giving effect to any permitted netting) pursuant to Section 4.7(d)) into the Principal Account for such Monthly Period pursuant to Sections 4.7(a)(ii) and (iii), 4.7(b)(ii), (iii) and (iv), or 4.7(c)(ii), (iii)
and (iv), in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to Sections 4.11(a)(iii), and 4.13(a), (b), (c), (d), (g) and
(h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount transferred or required to be transferred on the related Transfer Date (before giving effect to any permitted netting pursuant to Section 4.7(d)) from the Excess Funding Account into the Principal Account pursuant to Section 4.15(d).

     "LIBOR" means, for each Distribution Period, the London interbank offered rate for one-month United States dollar deposits (reserve adjusted as provided for therein), as determined by Trustee in accordance with the Loan Agreement.

     "Loan Agreement" means the agreement among Transferor, Servicer, Trustee, and the Collateral Interest Holder, dated as of May 9, 1996, as amended, supplemented or modified from time to time.

     "Paired Series" means a Series that has been paired with Series 1996-B (which Series may be prefunded or partially prefunded or may be a Variable Interest) such that a reduction of the Adjusted Invested Amount results in (or permits) an increase of the invested amount of the paired Series.

     "Portfolio Adjusted Yield" means, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.50% from the result for each Monthly Period.

     "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited (or required to be deposited on the related Transfer Date (before giving effect to any permitted netting), into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period and (b) the Principal Funding Investment Proceeds deposited or required to be deposited into the Finance Charge Account on the Transfer Date (before giving effect to any permitted netting) related to such Monthly Period, (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.17, and (d) interest and earnings on the Cash Collateral Account to be treated as Collections of Finance Charge Receivables allocable to the Investor Certificates on the Transfer Date related to such Monthly Period, as described in Section 4.18(b), each deposited or required to be deposited into the Finance Charge Account on the Transfer Date (before giving effect to any permitted netting) relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the close of business on the last day of such Monthly Period.

     "Principal Account" is defined in Section 4.16(a).

     "Principal Funding Account" is defined in Section 4.16(a).

     "Principal Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

     "Principal Funding Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

     "Principal Funding Investment Shortfall" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

     "Principal Shortfall" means, with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, (B) on any Transfer Date after the Transfer Date on which the Class A Adjusted Invested Amount is reduced to zero, the Class B Invested Amount and (C) the lesser of the Enhancement Surplus (if any) and the Collateral Interest for such Transfer Date, (ii) with respect to any Transfer Date during the Early Amortization Period, the Adjusted Invested Amount and (iii) with respect to any Transfer Date relating to the Revolving Period, the amount specified in clause (a)(i)(C) above over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than any portions thereof that are applied pursuant to (x)
Section 4.11(a)(iii) and (y) Section 4.13(c) (to the extent such portions pursuant to Section 4.13(c) are available to pay the Class B Investor Default Amount or the Class B Uncovered Dilution Amount)) for such Transfer Date.

     "Rating Agency" means Moody's, S&P and Fitch.

     "Rating Agency Condition" means the notification in writing by each Rating Agency to Transferor, Servicer and Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B
Certificates.

     "Reallocated Class B Principal Collections" is defined in Section
4.14.

     "Reallocated Collateral Principal Collections" is defined in
Section 4.14.

     "Reallocated Principal Collections" is defined in Section 4.14.

     "Record Date" means, with respect to any Distribution Date, the last Business Day of the calendar month preceding such Distribution Date.

     "Required Cash Collateral Amount" means, with respect to any date of determination, the Required Enhancement Amount less the Collateral Interest.

     "Required Draw Amount" is defined in Section 4.18(c).

     "Required Enhancement Amount" means, with respect to each Transfer Date, the greater of (a) an amount equal to 13% of the Adjusted Invested Amount on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments (including payments on the Collateral Interest) to be made on the related Distribution Date and (b) $10,500,000; provided that (x) if, on or prior to such Transfer Date, there has been any Required Draw Amount pursuant to Section 4.18(c) or any reductions in the Collateral Interest pursuant to clauses (c), (d) or (e) of the definition of such term, or an Early Amortization Event has occurred with respect to Series 1996-B, then the Required Enhancement Amount for such Transfer Date shall, subject to clauses (y) and (z), equal the Required Enhancement Amount on the Transfer Date immediately preceding such reduction, Required Draw Amount or Early Amortization Event, (y) in no event shall the Required Enhancement Amount exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Enhancement Amount may be reduced or increased at Transferor's option at any time if Transferor, Servicer, the Collateral Interest Holder and Trustee have been provided evidence that the Rating Agency Condition has been satisfied.

     "Required Reserve Account Amount" means, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 1% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by Transferor; provided that if such designation is of a lesser amount, Transferor shall (i) provide Servicer, the Collateral Interest Holder and Trustee with evidence that the Rating Agency Condition has been satisfied and
(ii) deliver to Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 1996-B.

     "Required Retained Transferor Percentage" means, for purposes of Series 1996-B, 7%.

     "Reserve Account" is defined in Section 4.17(a).

     "Reserve Account Funding Date" means the Transfer Date which occurs not later than the earliest of: (a) the Transfer Date with respect to the Monthly Period which commences no later than 3 months prior to May 1, 2002; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the anticipated commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the anticipated commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the anticipated commencement of the Controlled Accumulation Period.

     "Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" is defined in Section 4.17(c).

     "Reset Date" means each of (a) an Addition Date on which Receivables from Supplemental Accounts are added to the Trust, (b) a Removal Date on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, (c) a date on which there is an increase in the Invested Amount of any Variable Interest issued by the Trust and (d) any date on which a new Series is issued.

     "Revolving Period" means the period from and including the Closing Date to, but not including, the earlier of (a) the Controlled Accumulation Date and (b) the Early Amortization Commencement Date.

     "Series Account" means, as to Series 1996-B, the Distribution Account, the Finance Charge Account, the Principal Account, the
Principal Funding Account, the Cash Collateral Account and the Reserve
Account.

     "Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Floating Allocation Percentage for that Monthly Period and the denominator of which is the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date (the "subject Reset Date") and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

     "Series 1996-B" means the Series of the World Financial Network Credit Card Master Trust represented by the Investor Certificates.

     "Series 1996-B Certificates" means the Class A Certificates and the Class B Certificates.

     "Series 1996-B Holder" means the holder of record of a Series 1996-B Certificate.

     "Series 1996-B Termination Date" means the earliest to occur of
(a) the Distribution Date on which the Invested Amount is paid in full, (b) the termination of the Trust pursuant to the Agreement and
(c) the April 2006 Distribution Date.

     "Series Servicing Fee Percentage" means 2.0%.

     "Servicing Fee" is defined in Section 3(a) of this Series
Supplement.

     "Shared Principal Collections" means, as the context requires, either (a) the amount allocated to the Investor Certificates which are treated as Shared Principal Collections pursuant to Sections 4.7(a), 4.7(b)(iv)(B), 4.7(c)(iv)(B), 4.11(d)(ii) and 4.11(e)(iv) and which may be applied to the principal shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Principal Shortfall with respect to the Investor Certificates.

     "Specified Transferor Amount" means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.

     "Target Amount" is defined in Section 4.7(d).

     "Uncovered Dilution Amount" means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to made to the Excess Funding Account pursuant to Section 3.9(a) but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

     SECTION 3. Servicing Fee. The share of the Servicing Fee allocable to Series 1996-B with respect to any Transfer Date (the "Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Servicing Fee shall equal $427,777.78. The share of the Servicing Fee allocable to the Class A Invested Amount (the "Class A Servicing Fee"), the Class B Invested Amount (the "Class B Servicing Fee") and the Collateral Interest (the "Collateral Interest Servicing Fee") with respect to any Transfer Date shall equal the Class A Floating Allocation Percentage, Class B Floating Allocation Percentage and Collateral Floating Allocation Percentage, respectively, of such Servicing Fee. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, Trustee or the Investor Holders be liable therefor. The Class A Servicing Fee shall be payable to Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 4.11(a)(ii) and 4.13(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 4.11(b)(ii) and 4.13(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.13(f) or if applicable Section 4.11(c)(i).

     SECTION 4. Optional Repurchase; Reassignment and Termination Provisions. (a) The Investor Certificates shall be subject to retransfer to Transferor at its option on any Distribution Date, on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount by deposit into the Collection Account for application in accordance with
Section 12.2 of an amount equal to the sum of (i) the Adjusted Invested Amount (less any amounts then on deposit in the Principal Account), plus (ii) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs. Upon the tender of the outstanding Series 1996-B Certificates by the Holders (and without tender in the case of the Collateral Interest), Trustee shall distribute such amount, together with all funds on deposit in the Principal Account and Principal Funding Account to the Investor Holders on the next Distribution Date in repayment of the principal amount and accrued and unpaid interest owing to the Investor Holders. Following any redemption, the Investor Holders shall have no further rights with respect to the Receivables. If Transferor fails for any reason to deposit in the Collection Account the aggregate purchase price for the Investor Certificates, payments shall continue to be made to the Investor Holders in accordance with the terms of the Agreement and this Series Supplement.

     (b) The amount required to be deposited by Transferor with respect to the Investor Certificates in connection with any reassignment of Receivables pursuant to Section 2.6 shall equal the sum of (i) the Adjusted Invested Amount (less any amounts then on deposit in the Principal Account), plus (ii) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs. The amount so deposited together with the amount then on deposit in the Principal Account and the Principal Funding Account shall be distributed to the Holders of the Investor Certificates in final payment of the Invested Amount and all such other amounts on the Distribution Date on which it is deposited.

     (c) Proceeds available from the sale of Receivables in accordance with Section 12.2(c) on the Series 1996-B Termination Date shall be treated, to the extent of the Invested Amount, as Collections of Principal Receivables that have been allocated to the Investor Certificates and any excess shall be treated as Collections of Finance Charge Receivables that have been allocated to the Investor Certificates, in each case with respect to the prior Monthly Period.

     (d) Transferor may from time to time, purchase Class A and Class B Certificates on the secondary market and request Trustee to cancel such Class A and Class B Certificates held by Transferor and reduce the Class A or Class B Invested Amount, as applicable, by a corresponding amount; provided that Transferor may make such purchases and requests for cancellation of Class B Certificates resulting in a reduction of the Class B Invested Amount only to the extent that it has made (or will make contemporaneously with any such purchase and request for cancellation of Class B Certificates) purchases and requests for cancellations of Class A Certificates that result in at least a pro rata reduction of the Class A Invested Amount.

     SECTION 5. Delivery and Payment for the Investor Certificates. Transferor shall execute and deliver the Series 1996-B Certificates to Trustee (in definitive, fully registered form) for authentication in accordance with Section 6.1. Trustee shall deliver such Certificates when authenticated in accordance with Section 6.2. The Collateral Interest shall be issued as provided in this Series Supplement and the Loan Agreement.

     SECTION 6.  Depository; Form of Delivery of Investor
Certificates. (a) The Class A Certificates and the Class B
Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

     (b) The depository for Series 1996-B shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

     SECTION 7. Article IV of Agreement. Sections 4.1 through 4.5 shall read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1 through 4.5 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor
Certificates:

ARTICLE IV     RIGHTS OF HOLDERS; ALLOCATIONS

     SECTION 4.6 Rights of Holders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the applicable Investor Percentage of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Cash Collateral Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. Transferor shall not have any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Cash Collateral Account, the Reserve Account and the Distribution Account, except as specifically provided in this Article IV.

     SECTION 4.7 Allocations. (a) Allocations During the Revolving Period. During the Revolving Period, Servicer shall allocate
Collections to the Investor Holders as follows:

          (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

          (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

          (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing.

     In addition, an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on each Date of Processing shall be treated as Shared Principal Collections.

     (b)  Allocations During the Controlled Accumulation Period.
During the Controlled Accumulation Period, Servicer shall allocate Collections to the Investor Holders as follows:

          (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

          (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

          (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

          (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the amount allocated pursuant to this Section 4.7(b)(iv)(A) during any Monthly Period shall not exceed the Controlled Deposit Amount for the related Transfer Date (after taking into account any payments to be made on the immediately preceding Distribution
     Date) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

     (c) Allocations During the Early Amortization Period. During the Early Amortization Period, Servicer shall allocate Collections to the Investor Holders as follows:

          (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

          (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Investor Allocation Percentage on the Date of Processing of such Collections and (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

          (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation Percentage on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

          (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation Percentage on the Date of Processing of such Collections and (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the aggregate amount allocated pursuant to this Section 4.7(c)(iv)(A) during any Monthly Period shall not exceed the Invested Amount as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Invested Amount to be made on the Transfer Date relating to such Monthly Period) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

     (d) During any period when Servicer is permitted by Section 4.3 to make a single monthly deposit to the Collection Account, amounts allocated to the Investor Holders pursuant to Sections 4.7(a), (b) and
(c) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if WFN is Servicer, Servicer and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1996-B pursuant to Section 4.15)), subject in either case to the proviso to the next sentence. At any other time, amounts so allocated on each Date of Processing shall be deposited on that Date of Processing into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1996-B pursuant to Section 4.15)), provided that:

          (i) with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.7(b)(iv) and deposited pursuant to Section 4.7(d)), Collections of Finance Charge Receivables shall be deposited into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the "Target Amount") of (A) the amounts of Class A Monthly Interest, Class B Monthly Interest, Class A Deficiency Amount and Class A Additional Interest (if any), Class B Deficiency Amount and Class B Additional Interest (if any), (B) if WFN is not Servicer, the Servicing Fee, each due on the related Distribution Date, (C) any Collateral Monthly Interest due on the related Transfer Date and any other amounts that the Transferor or Servicer knows will be owed under the Loan Agreement on the related Transfer Date to the extent such amounts are payable under the Loan Agreement from Available Non-Principal Funds (as defined in the Loan Agreement), (D) any amount required to be deposited in the Reserve Account on the related Transfer Date and (E) any Finance Charge Shortfalls for any other Series in Group One (as defined in the related Supplement); and

          (ii) with respect to each Monthly Period falling in the Revolving Period, Collections of Principal Receivables allocated to the Investor Holders pursuant to Section 4.7(a)(ii) and (iii) shall (after an amount equal to any Collateral Monthly Principal for that Monthly Period has been deposited into the Principal Account) be paid to Transferor (or, if the Transferor Amount is less than the Specified Transferor Amount, deposited into the Excess Funding Account), but Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.14.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited in accordance with clause (i) of the preceding proviso, notwithstanding such limitation: (1) "Excess Spread" for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Investor Certificates during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Sections 4.11(a), 4.11(b) and 4.11(c); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such clause (i) shall be deemed, for purposes of all calculations under this Supplement and the Loan Agreement, to have been applied to the items specified in Sections 4.11(a), 4.11(b), 4.11(c) and 4.13 to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause
(c) of the definition of Class A Invested Amount, clause (f) of the definition of Class B Invested Amount, clause (f) of the definition of Collateral Interest and Section 4.10.

     Notwithstanding clause (i) above, if on any Business Day Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for that Monthly Period but not deposited into the Finance Charge Account due to the operation of clause (i) (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount). In addition, if on any Transfer Date the Transferor Amount will be less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Class A Available Funds and Excess Spread that are required to be treated as Investor Principal Collections pursuant to Sections 4.11(a)(iii) and 4.13 but are not available from funds in the Finance Charge Account as a result of the operation of clause (i).

     (e)  On any date, Servicer may withdraw from the Collection
Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

     SECTION 4.8 Determination of Monthly Interest. (a) The amount of monthly interest distributable to the Class A Certificates shall equal the product of (i) one-twelfth, times (ii) the Class A Certificate Rate, times (iii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided that
(x) Class A Monthly Interest for the first Distribution Period will be $1,970,325 and (y) in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, plus an amount equal to the product of (A) (1) one-twelfth, times (2) the sum of the Class A Certificate Rate, plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date (or the portion thereof which has not theretofore been paid to Class A Holders) (the "Class A Additional Interest"), shall also be distributable to the Class A Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this
Section 4.8(a) as of the prior Distribution Period over the amount actually transferred from the Distribution Account for payment of such amount.

     (b) The amount of monthly interest distributable to the Class B Certificates shall equal the product of (i) one-twelfth, times (ii) the Class B Certificate Rate, times (iii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided that (x) Class B Monthly Interest for the first Distribution Period will be $214,200 and (y) in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, plus an amount equal to the product of (A) (1) one-twelfth, times (2) the sum of the Class B Certificate Rate, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date (or the portion thereof which has not theretofore been paid to Class B Holders) (the "Class B Additional Interest"), shall also be distributable to the Class B Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this Section 4.8(b) as of the prior Distribution Period over the amount actually transferred from the Distribution Account for payment of such amount.

     (c) The amount of monthly interest distributable to the Collateral Interest (the "Collateral Monthly Interest") shall equal the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Distribution Period, times (ii) the Collateral Interest determined as of the Record Date preceding such Transfer Date.

     SECTION 4.9 Determination of Monthly Principal. (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

     (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal") for the Controlled Accumulation Period, beginning with the Transfer Date after the one on which the Class A Adjusted Invested Amount is reduced to zero, and for the Early Amortization Period beginning with the Transfer Date on which the Class A Invested Amount is reduced to zero (in either case after giving effect to payments to be made on the related Distribution
Date), shall be an amount equal to the lesser of (i) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) any Class A Monthly Principal on such Transfer Date and (ii) the Class B Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.12 and 4.14) on such Transfer Date.

     (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (i) during the Revolving Period following any reduction of the Required Enhancement Amount, an amount equal to the lesser of (A) the Enhancement Surplus on such Transfer Date and (B) the Available Investor Principal Collections on such Transfer Date or (ii) during the Controlled Accumulation Period or Early Amortization Period an amount equal to the lesser of (A) the Enhancement Surplus on such Transfer Date, (B) the excess, if any, of (1) the Available Investor Principal Collections on such Transfer Date over (2) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date and (C) the Collateral Interest on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14).

     SECTION 4.10 Coverage of Required Amount. (a) On or before each Transfer Date, Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for such Transfer Date, plus (vii) the Class A Uncovered Dilution Amount for the related Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

     (b) On or before each Transfer Date, Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the sum of (A) the Class B Investor Default Amount, if any, for such Transfer Date and (B) the Class B Uncovered Dilution Amount for the related Monthly Period.

     (c) If the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, Servicer shall give written notice to Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In addition:

          (i) If the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread (and any Required Draw Amount) with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed (or, in the case of Excess Spread, deemed, in accordance with Section 4.7(d), to be distributed) from the Finance Charge Account (and the Cash Collateral Account) on such Transfer Date pursuant to
     Section 4.13(a). If the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread (and any Required Draw Amount) with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.14.

          (ii) If the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread (and any Required Draw Amount) with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, for such Transfer Date shall be distributed (or, in the case of Excess Spread, deemed, in accordance with Section 4.7(d), to be distributed) from the Finance Charge Account (and the Cash Collateral Account) on such Transfer Date pursuant to
     Section 4.13(c). If the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread (and any Required Draw Amount) available to fund the Class B Required Amount pursuant to
     Section 4.13(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.14;

provided that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B
Required Amount.

     SECTION 4.11 Monthly Payments. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw, and Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

     (a) An amount equal to the Class A Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

          (i) an amount equal to Class A Monthly Interest, plus any Class A Deficiency Amount, plus any Class A Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

          (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus any Class A Servicing Fee due but not paid to Servicer on any prior Transfer Date (less, if WFN is Servicer, amounts previously retained toward payment of such fees) shall be distributed to Servicer;

          (iii) an amount equal to the sum of the Class A Investor Default Amount and the Class A Uncovered Dilution Amount, if any, for the preceding Monthly Period shall be treated (or deemed, in accordance with Section 4.7(d), to be treated) as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (b) An amount equal to the Class B Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

          (i) an amount equal to the Class B Monthly Interest, plus any Class B Deficiency Amount, plus any Class B Additional
     Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

          (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus any Class B Servicing Fee due but not paid to Servicer on any prior Transfer Date for such Transfer Date (less, if WFN is Servicer, amounts previously retained toward payment of such fees) shall be distributed to Servicer; and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (c) An amount equal to the Collateral Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

          (i) if neither Transferor nor any of its Affiliates is Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date, plus any Collateral Interest
     Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly
Period will be distributed on each Transfer Date, to the extent available, in the following priority:

          (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral
     Interest Holder in accordance with the Loan Agreement; and

          (ii) an amount equal to the Available Investor Principal Collections remaining after the application specified in Section 4.11(d)(i) shall be treated as Shared Principal Collections.

     (e) On each Transfer Date commencing with the Transfer Date falling in the calendar month following the one in which the Controlled Accumulation Period or the Early Amortization Period (whichever is earlier) commences, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on such Transfer Date, to the extent available, in the following priority:

          (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) with respect to the Controlled Accumulation Period, deposited into the Principal Funding
     Account, and (B) during the Early Amortization Period, deposited into the Distribution Account;

          (ii) after giving effect to the distribution referred to in clause (i), an amount equal to the Class B Monthly Principal, shall be deposited into the Distribution Account;

          (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1996-B Termination Date, in which case on the Series 1996-B Termination Date) after giving effect to the distribution referred to in clauses(i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement; and

          (iv) an amount equal to the Available Investor Principal Collections remaining after the applications specified in clauses
     (i), (ii) and (iii) above shall be treated as Shared Principal
     Collections.

     (f) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with instructions from Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

     (g) On each Distribution Date, Trustee shall pay in accordance with Section 5.1(a) to the Class A Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.11(a)(i) on the preceding Transfer Date and to the Class B Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.11(b)(i) on the preceding Transfer Date.

     (h) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Class A Scheduled Payment Date and on each Distribution Date thereafter, Trustee, acting in accordance with instructions from Servicer, shall pay in accordance with Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to Sections 4.11(e) and (f) on the related Transfer Date in the following priority:

          (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Invested Amount shall be paid to the Class A Holders; and

          (ii) for each Distribution Date with respect to the Early Amortization Period and on or after the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Invested Amount shall be paid to the Class B Holders.

     (i) The Controlled Accumulation Period is scheduled to commence at the beginning of business on the Controlled Accumulation Date; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the April 2002 Determination Date is less than 12 months, upon written notice to Trustee, Transferor and, each Rating Agency, Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Scheduled Payment Date occurs at least equal to the Controlled Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length); provided that (i) the length of the Controlled Accumulation Period will not be less than one month, (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the April 2002 Determination Date but prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after an Early Amortization Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of whole months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Invested Amount, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by Servicer electing to modify the commencement of the Controlled Accumulation Period pursuant to this Section 4.11(i) shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.

     SECTION 4.12 Investor Charge-Offs. (a) On or before each Transfer Date, Servicer shall calculate the sum of the Class A Investor Default Amount and the Class A Uncovered Dilution Amount (such sum being the "Class A Reduction Amount"). If on any Transfer Date, the Class A Reduction Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to Section 4.11(a)(iii), Section 4.13(a) (including amounts withdrawn from the Cash Collateral Account for such allocation) and Section 4.14 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Reduction Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the Class A Reduction Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to Section 4.13(b).

     (b) On or before each Transfer Date, Servicer shall calculate the sum of the Class B Investor Default Amount and the Class B Uncovered Dilution Amount (such sum being the "Class B Reduction Amount"). If on any Transfer Date, the Class B Reduction Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to Section 4.13(c) (including amounts withdrawn from the Cash Collateral Account for such allocation) and Section 4.14, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in Section 4.12(a)) will be reduced by the amount of such excess but not by more than the lesser of the Class B Reduction Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in Section 4.12(a)) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Reduction Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to
Section 4.14 and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to Section 4.12(a). The Class B Invested Amount will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under Section 4.13(d).

     (c) On or before each Transfer Date, Servicer shall calculate the sum of the Collateral Default Amount and the Collateral Uncovered Dilution Amount (such sum being the "Collateral Reduction Amount"). If on any Transfer Date, the Collateral Reduction Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to Section 4.13(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Reduction Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.14 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to Section 4.12(a), or the Class B Invested Amount, pursuant to Section 4.12(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under Section 4.13(h).

     SECTION 4.13 Excess Spread. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to apply, and Trustee, acting in accordance with such instructions shall apply (or be deemed, in accordance with Section 4.7(d), to apply), Excess Spread with respect to the related Monthly Period, to make the following distributions on each Transfer Date in the following priority:

     (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A
Required Amount and be applied in accordance with, and in the priority set forth in, Section 4.11(a);

     (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

     (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, Section 4.11(b) and then any remaining amount available to pay the Class B Reduction Amount shall be treated as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

     (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

     (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

     (f) if Transferor or any of its Affiliates is Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees (less, if WFN is Servicer, amounts previously retained towards payment of such fee) will be paid to Servicer;

     (g) an amount equal to the Collateral Reduction Amount, if any, for the related Monthly Period will be treated as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

     (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on such Transfer Date;

     (i) an amount up to the excess, if any, of the Required Cash Collateral Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such date) over the Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder) shall be deposited in the Cash Collateral Account;

     (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.17(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

     (k) an amount equal to all other amounts due under the Loan
Agreement shall be distributed in accordance with the Loan Agreement;
and

     (l) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (k) shall constitute "Excess
Finance Charge Collections" to be applied with respect to other Series in accordance with Section 4.5 of the Agreement.

     SECTION 4.14 Reallocated Principal Collections. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to, and Trustee in accordance with such instructions shall, withdraw from the Principal Account and apply Collections of Principal Receivables with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with respect to such Transfer Date, shall be applied pursuant to Sections 4.11(a)(i), (ii) and (iii); and

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the sum of (x) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to Section 4.13(c) on such Transfer Date and (y) the amount withdrawn from the Cash Collateral Account pursuant to Section 4.18(c) which is remaining after application pursuant to Section 4.13(c) with respect to such Transfer Date shall be applied first pursuant to Sections 4.11(b)(i) and (ii) and then pursuant to Section 4.13(c);

provided, that:

          (1) the aggregate amount of Collections of Principal Receivables distributed pursuant to clauses (a) and (b) (the "Reallocated Principal Collections") shall not exceed the lesser of (A) the product of (x) the sum of the Collateral Investor Allocation Percentage and the Class B Investor Allocation Percentage for the Monthly Period relating to such Transfer Date and (y) the Investor Percentage for the Monthly Period relating to such Transfer Date and (z) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date and (B) the sum of the Collateral Interest and the Class B Invested Amount after giving effect to any Collateral Charge-Offs and Class B Investor Charge-Offs for such Transfer Date; and

          (2) the aggregate amount of Collections of Principal Receivables distributed pursuant to clause (b) shall not exceed the lesser of (A) the product of (x) the Collateral Investor Allocation Percentage for the Monthly Period relating to such Transfer Date and (y) the Investor Percentage for the Monthly Period relating to such Transfer Date and (z) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date and (B) the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

     With respect to any Transfer Date, any Reallocated Principal Collections up to and including the amount specified in clause (2)(A) above shall constitute "Reallocated Collateral Principal Collections," and any Reallocated Principal Collections in excess of such amount shall constitute "Reallocated Class B Principal Collections."

     On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer
Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated Principal Collections would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Transfer
Date) to be reduced to zero.

     SECTION 4.15 Shared Principal Collections; Amounts Transferred from the Excess Funding Account to the Principal Account. (a) The Shared Principal Collections allocable to Series 1996-B on any Transfer Date pursuant to Section 4.15(b) shall be applied as Available Investor Principal Collections pursuant to Section 4.11 and pursuant to such Section 4.11 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

     (b) Shared Principal Collections allocable to Series 1996-B with respect to any Transfer Date means an amount equal to the Principal Shortfall, if any, with respect to Series 1996-B for such Transfer Date; provided that if the aggregate amount of Shared Principal Collections for all Series in Group One for such Transfer Date is less than the Cumulative Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1996-B on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series in Group One for such Transfer Date and
(ii) a fraction, the numerator of which is the Principal Shortfall with respect to Series 1996-B for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Principal Shortfall for all Series in Group One for such Transfer Date. On each Transfer Date, Trustee (in accordance with instructions from Servicer) shall withdraw Shared Principal Collections allocable to Series 1996-B from the Collection Account and deposit the same into the Principal Account.

     (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, Servicer shall determine the Class A Required Amount, Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

     (d) The aggregate amount allocable to Series 1996-B and required to be transferred from the Excess Funding Account into the Principal Account with respect to any Transfer Date means an amount equal to the Principal Shortfall, if any, with respect to Series 1996-B for such Transfer Date minus the amount of Shared Principal Collections allocated to Series 1996-B from other Series in Group One on that Transfer Date; provided that if the aggregate amount required to be withdrawn from the Excess Funding Account pursuant to Section 4.2 for all Series (whether or not included in Group One) for such Transfer Date is less than the cumulative Principal Shortfall minus available Shared Principal Collections for all Series (whether or not included in Group One) for such Transfer Date, then the aggregate amount allocable to Series 1996-B and required to be transferred on such Transfer Date shall equal the product of (i) the aggregate amount required to be withdrawn from the Excess Funding Account pursuant to
Section 4.2 for all Series for such Transfer Date and (ii) a fraction,
(A) the numerator of which is the Principal Shortfall with respect to Series 1996-B for such Transfer Date minus the amount of Shared Principal Collections allocated to Series 1996-B from other Series in Group One on that Transfer Date and (B) the denominator of which is the cumulative Principal Shortfall for all Series (whether or not included in Group One) minus available Shared Principal Collections for all Series (whether or not included in Group One) for such Transfer Date.

     SECTION 4.16 Finance Charge Account, Principal Account, Principal Funding Account and Distribution Account. (a) Trustee shall establish and maintain with an Eligible Institution, which may be Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, four segregated trust accounts (the "Finance Charge Account", the "Principal Account", the "Principal Funding Account" and the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time the institution holding the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account ceases to be an Eligible Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Funding Account and a new Distribution Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Finance Charge Account, Principal Account, Principal Funding Account and Distribution Account. Trustee, at the direction of Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Series Supplement and the Agreement, and
(ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, Section 4.11(e). Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account and that the funds held therein shall at all times be held in trust for the benefit of the Investor Holders.

     (b) Funds on deposit in the Finance Charge Account, the Principal Account and the Principal Funding Account from time to time shall be invested and reinvested at the direction of Servicer by Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on the following Transfer Date. Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or (ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds
(x) on deposit in the Finance Charge Account and the Principal Account shall be treated as Collections of Finance Charge Receivables allocated to the Invested Amount for purposes of this Series Supplement and (y) on deposit in the Principal Funding Account shall be treated as Collections of Finance Charge Receivables allocated to the Invested Amount for purposes of this Series Supplement and shall be applied in accordance with Section 4.16(c).

     (c) On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, Trustee, acting at Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to Section 4.11(a)(i).

     (d) Any Excess Principal Funding Investment Proceeds shall be paid to Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to Section 4.17(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

     SECTION 4.17 Reserve Account. (a) Trustee shall establish and maintain with an Eligible Institution, which may be Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time an Eligible Institution holding the Reserve Account ceases to be a Eligible Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Reserve Account. Trustee, at the direction of Servicer, shall
(i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with,
Section 4.13(j).

     (b) Funds on deposit in the Reserve Account shall be invested by Trustee in Eligible Investments pursuant to the written direction of Servicer. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or
(ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Invested Amount and on or before the first Transfer Date with respect to the Early Amortization Period, Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Early Amortization Period less, in each case, the amount of funds deposited into the Finance Charge Account on such Transfer Date pursuant to Section 4.17(b).

     (d) If the Reserve Draw Amount for any Transfer Date is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by Trustee (acting in accordance with the instructions of Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

     (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, Trustee, acting in accordance with the instructions of Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII, (ii) the first Transfer Date relating to the Early Amortization Period and (iii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with the instructions of Servicer, after the prior payment of all amounts owing to the Series 1996-B Holders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

     SECTION 4.18 Cash Collateral Account. (a) Servicer shall establish and maintain with an Eligible Institution, which may be Trustee, in the name of Trustee, on behalf of the Trust, a segregated trust account (the "Cash Collateral Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time an Eligible Institution holding the Cash Collateral Account ceases to be an Eligible Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall within 10 Business Days establish a new Cash Collateral Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Cash Collateral Account. Trustee, at the direction of Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Series Supplement and the Loan Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below.

     (b) On the Closing Date, Transferor shall deposit $8,750,000 in immediately available funds into the Cash Collateral Account. Funds on deposit in the Cash Collateral Account from time to time shall be invested and/or reinvested at the direction of Servicer by Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on the following Transfer Date. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or
(ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be treated as Collections of Finance Charge Receivables allocated to the Invested Amount and shall be part of Class A Available Funds, Class B Available Funds and Collateral Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On each Determination Date, Servicer shall calculate the amount (the "Required Draw Amount") by which the sum of the amounts specified in clauses (a) through (d) of Section 4.13 with respect to the related Transfer Date exceeds the amount of Excess Spread allocated with respect to the related Monthly Period. In the event that for any Transfer Date the Required Draw Amount is greater than zero, Servicer shall give written notice to Trustee and the Collateral Interest Holder of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to Section 4.13(a) through (d) (in the order of priority set forth in Section 4.13).

     (d) If, after giving effect to all deposits to and withdrawals from the Cash Collateral Account and adjustments to the Collateral Interest with respect to any Transfer Date, the Collateral Interest has been reduced to zero and there is an Enhancement Surplus (after giving effect to such reduction), Trustee, acting in accordance with the instructions of Servicer, shall withdraw an amount equal to such Enhancement Surplus from the Cash Collateral Account, and apply in accordance with the Loan Agreement.

     SECTION 4.19 Determination of LIBOR. As needed for the determination of Collateral Rate, Trustee will determine LIBOR pursuant to the terms of the Loan Agreement.

     SECTION 4.20 Transferor's or Servicer's Failure to Make a Deposit or Payment. If Servicer or Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by Sections 2.5, 2.6 or 12.2) required to be made or given by Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), Trustee shall make such payment or deposit from the Finance Charge Account, the Principal Account, the Principal Funding Account, the Cash Collateral Account, the Distribution Account and/or the Reserve Account, as applicable, without instruction from Servicer or Transferor. Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that Trustee has sufficient information to allow it to determine the amount thereof; provided that Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Investor Holders on each Distribution Date. Servicer shall, upon request of Trustee, promptly provide Trustee with all information necessary to allow Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by Trustee in the manner in which such payment or deposit should have been made by Transferor or Servicer, as the case may be.

     SECTION 8.  Article V of the Agreement. Article V of the
Agreement shall read in its entirety as follows and shall be applicable only to the Investor Holders:

ARTICLE V      DISTRIBUTIONS AND REPORTS TO
               INVESTOR HOLDERS


     SECTION 5.1 Distributions. (a) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to Section 3.4(b)) to each Class A Holder of record on the immediately preceding Record Date (other than as provided in Section 2.6 or Section 12.2 respecting a final distribution) such Holder's pro rata share (based on the share of the aggregate outstanding principal balance of all Class A Certificates represented by the Class A Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class A Holders pursuant to
Section 4.11 by check mailed to each Class A Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer in immediately available funds.

     (b) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to Section 3.4(b)) to each Class B Holder of record on the immediately preceding Record Date (other than as provided in Section 2.6 or Section 12.2 respecting a final distribution) such Holder's pro rata share (based on the share of the aggregate outstanding principal balance of all Class B Certificates represented by the Class B Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class B Holders pursuant to Section 4.11 by check mailed to each Class B Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer in immediately available funds.

     SECTION 5.2 Reports. (a) Monthly Series 1996-B Servicer's Certificate. On or before each Distribution Date, Trustee shall forward to each Investor Holder and each Rating Agency a statement substantially in the form of Exhibit C prepared by Servicer and delivered to Trustee.

     (b) Annual Holders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1997, Trustee shall distribute to each Person who at any time during the preceding calendar year was an Investor Holder, a statement prepared by Servicer containing the following information:

          (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and
     Collateral Monthly Principal, respectively; and

          (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively.

Such information shall be aggregated for such calendar year or the applicable portion thereof during which such Person was an Investor Holder, together with such other customary information (consistent with the treatment of the Certificates as debt) as Trustee or Servicer deems necessary or desirable to enable the Investor Holders to prepare their tax returns. Such obligations of Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Trustee pursuant to any requirements of the Internal Revenue Code.

     SECTION 9. Series 1996-B Early Amortization Events. If any one of the following events shall occur with respect to the Investor
Certificates:

     (a) failure on the part of Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of Transferor set forth in the Agreement or this Series Supplement (including the covenant of Transferor contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1996-B Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by Investor Holders representing more than 50% of the Invested Amount of this Series 1996-B, and continues to affect materially and adversely the interests of the Series 1996-B Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) for such period;

     (b) any representation or warranty made by Transferor in the Agreement or this Series Supplement, or any information contained in an Account Schedule required to be delivered by Transferor pursuant to
Section 2.1 or 2.8, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by Investor Holders representing more than 50% of the Invested Amount of this Series 1996-B, and (ii) as a result of which the interests of the Series 1996-B Holders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under the Collateral Interest or the Cash Collateral Account) and continue to be materially and adversely affected for such period; provided that a Series 1996-B Early Amortization Event pursuant to this Section 9(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

     (c)  the average Portfolio Yield for any three consecutive
Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

     (d) Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by
Section 2.8(b); provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

     (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1996-B Holders (which determination shall be made without refrence to whether any funds are available under the Collateral Interest or the Cash Collateral Account);

     (f) the Class A Invested Amount shall not be paid in full on the Class A Scheduled Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Scheduled Payment Date; or

     (g) The Limited shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of The Limited in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of The Limited or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur; or the commencement by The Limited of a voluntary case under any Debtor Relief Law, or The Limited's consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of The Limited or for any substantial part of its property, or any general assignment for the benefit of creditors; or The Limited shall have taken any corporate action in furtherance of any of the foregoing actions;

then, in the case of any event described in Section 9(a), (b) or (e) hereof, after the applicable grace period set forth in such Sections, either Trustee or Investor Holders representing more than 50% of the Invested Amount of this Series 1996-B by notice then given in writing to Transferor and Servicer (and to Trustee if given by the Holders) may declare that an early amortization event (a "Series 1996-B Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in Section 9(c), (d), (f) or (g) hereof, a Series 1996-B Early Amortization Event shall occur without any notice or other action on the part of Trustee or the Investor Holders immediately upon the occurrence of such event.

     SECTION 10. Series 1996-B Termination. The right of the Investor Holders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-B Termination Date.

     SECTION 11. Periodic Finance Charges and Other Fees. Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by Transferor to be necessary in order for Transferor to maintain its credit card business, based upon a good faith assessment by Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

     SECTION 12. Limitations on Addition of Approved Portfolios. Transferor may designate additional Approved Portfolios if (a) the Rating Agency Condition is satisfied with respect to that designation and (b) Transferor delivers to Trustee an Opinion of Counsel that all UCC financing statements or amendments required to perfect the interest of the Trust in Receivables arising in accounts included in each such Additional Portfolio have been made.

     SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. Additional Provisions. (a) Notwithstanding the provisions of Section 2.10(a), the Discount Percentage may exceed 3%, so long as the Rating Agency Condition is satisfied.

     (b) Notwithstanding the provisions of Section 2.8, no new accounts that would otherwise be Automatic Additional Accounts shall be treated as such on any Addition Date if both of the following statements are true:

          (i) an Automatic Addition Limitation Event has occurred, and the Rating Agency Condition has not been satisfied as to the resumption of treating new accounts as Automatic Additional
     Accounts; and

          (ii) the number of such Automatic Additional Accounts would exceed an amount equal to the excess (if any) of (A) 20% of the aggregate number of Accounts determined as of the first day of the fiscal year of Transferor in which the Addition Date occurs over (B) the aggregate amount of Automatic Additional Accounts and Supplemental Accounts the Addition Date for which has occurred since the first day of such fiscal year.

     An "Automatic Addition Limitation Event" will be deemed to occur on any Determination Date if:

          (1) the average of the default ratio for that Determination Date and the preceding two Determination Dates is greater than 1.5%, where the "default ratio" for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate of the Default Amounts for all Accounts that became Defaulted Accounts during the related Monthly Period and (B) the denominator of which is the total Receivables as of the end of the sixth preceding Monthly Period; or

          (2) the average of the payment rate for that Determination Date and the preceding two Determination Dates is less than 10%, where the "payment rate" for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate Collections received during the related Monthly Period and (B) the denominator of which is equal to the total Receivables held by the Trust at the close of business for the Monthly Period immediately prior to such related Monthly Period.

     (c) The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum
Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

     (d) Notwithstanding the provisions of Section 3.9(a), so long as any of the Investor Certificates remain outstanding, Transferor shall make deposits of the type referred to in that Section as if the antepenultimate and penultimate sentences of the first grammatical paragraph of that Section read as follows:

     "Any adjustment required pursuant to either of the two preceding sentences shall be made on the first Business Day after the Date of Processing for the event giving rise to such adjustment. If, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Specified Transferor Amount, not later than the close of business on such first Business Day, Transferor shall make a deposit into the Excess Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be less than the Specified Transferor Amount (up to the amount of such Principal Receivables).".

Amounts deposited in the Excess Funding Account pursuant to this
Section 15(d) shall be deemed for all purposes of the Agreement to have been deposited pursuant to such penultimate sentence.

     (e) Notwithstanding the definition of "Identified Portfolio" appearing in Section 1.1, for purposes of Series 1996-B, the definition of "Identified Portfolio" shall be as follows:

          ""Identified Portfolio" means any Accounts owned from time to time by WFN and included in the private label credit card programs of Lane Bryant, Inc., Lerner New York, Inc., Express, Inc., Structure, Inc., Victoria's Secret Stores, Inc., Victoria's Secret Catalogue, Inc., The Limited Stores, Inc., Abercrombie & Fitch, Inc., Henri Bendel, Inc. and Brylane, L.P. (but limited, in the case of Brylane, L.P., to accounts related to the Lane Bryant, Lerner New York and Roamans catalogues). To avoid doubt, the foregoing programs include all cards issued under the insignia of "Limited Fashion Group."".

     (f) Notwithstanding Section 3.6, Servicer shall, in lieu of delivering any annual report by a firm of nationally recognized independent accountants required to be delivered pursuant to such Section on or before the 90th day following 1996 and each subsequent calendar year, deliver any such annual report on or before the 90th day following the end of its 1996 fiscal year and each of its subsequent fiscal years.

     (g) Notwithstanding Section 4.4: (i) during the Controlled Accumulation Period and the Early Amortization Period Transferor may not apply Shared Principal Collections as principal with respect to any Variable Interest, unless such application of principal is made on any Transfer Date or related Distribution Date after the application of Shared Principal Collections pursuant to Section 4.15 and (ii) Shared Principal Collections allocable to Series 1996-B pursuant to
Section 4.4 shall be withdrawn on each Transfer Date, rather than each Distribution Date. Notwithstanding Section 4.5, Excess Finance Charge Collections allocable to Series 1996-B pursuant to Section 4.5 shall be withdrawn on each Transfer Date, rather than each Distribution Date.

     SECTION 16. No Petition. Transferor, Servicer and Trustee, by entering into this Series Supplement and each Holder, by accepting a Series 1996-B Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Holders, the Agreement or this Series Supplement.

     SECTION 17. Amendments. This Series Supplement may be amended pursuant to Section 13.1 of the Agreement. This Series Supplement may also be amended by Transferor without the consent of Servicer, Trustee or any Investor Holder if Transferor provides Trustee with: (i) an Opinion of Counsel to the effect that such amendment or modification would (A) reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Internal Revenue Code section 7704 or (B) permit the Trust or a relevant portion thereof to be treated as a "financial asset securitization investment trust" and
(C) in either case, (1) would not cause the Trust to be classified, for Federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (2) would not cause or constitute an event in which gain or loss would be recognized by any Investor Holder; and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Holder; provided that no such amendment shall be deemed effective without Trustee's consent, if Trustee's rights, duties and obligations hereunder are thereby modified. Prior to the execution of any such amendment (other than an amendment pursuant to Section 13.1(a) of the Agreement), Trustee shall furnish notification of the substance of such amendment to each Rating Agency.

     IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Series 1996-B Supplement to be duly executed by their respective officers as of the day and year first above written.



                             WORLD FINANCIAL NETWORK
                             NATIONAL BANK,
                               Transferor and Servicer


                             By:____________________________________
                                Name:
                                Title:




                             THE BANK OF NEW YORK,
                               Trustee


                             By:____________________________________
                                Name:
                                Title:




                                                      EXHIBIT A-1


                        FORM OF CERTIFICATE
                        -------------------

                              CLASS A

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to World Financial Network National Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. ___                                              $_____________
                                             CUSIP No._____________


         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           6.95% CLASS A
              ASSET-BACKED CERTIFICATE, SERIES 1996-B


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables generated or acquired by World Financial Network National Bank and other assets and interests constituting the Trust under the Pooling and Servicing
Agreement described below.

               (Not an interest in or obligation of
               World Financial Network National Bank
                    or any Affiliate thereof.)

     This certifies that Cede & Co. (the "Class A Holder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), the corpus of which consists of (i) a portfolio of all receivables (the "Receivables") existing in the open-end credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, Excess Funding Account and in the Series Accounts, (v) the benefits of any Enhancements, if any, with respect to one or more Series of Investor Certificates, (vi) the benefits of the Collateral Interest and (vii) the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 17, 1996 as supplemented by the Series 1996-B Supplement dated as of May 9, 1996 (collectively, the "Agreement"), between World Financial Network National Bank, as Transferor ("Transferor") and Servicer ("Servicer"), and The Bank of New York, as Trustee ("Trustee").

     The Series 1996-B Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described in the Agreement.

     Transferor has structured the Agreement and the Series 1996-B Certificates with the intention that the Series 1996-B Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, the Holder of the Transferor Certificate, Servicer and each Series 1996-B Holder (or Series 1996-B Certificate Owner) by acceptance of its Series 1996-B Certificate (or in the case of a Series 1996-B Certificate Owner, by virtue of such Series 1996-B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-B Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, value of intangible property or net worth. Each Series 1996-B Holder agrees that it will cause any Series 1996-B Certificate Owner acquiring an interest in a Series 1996-B Certificate through it to comply with the Agreement as to treatment of the Series 1996-B Certificates as indebtedness for certain tax purposes.

     To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

     This Class A Certificate represents an interest in only World Financial Network Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and the Series 1996-B Certificates, the Collateral Interest and the Accounts or Receivables are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, World Financial Network National Bank has caused this Class A Certificate to be duly executed under its official seal.


                                  By:_________________________________
                                             Authorized Officer




                   CERTIFICATE OF AUTHENTICATION

DATED:____________________

          This is one of the 6.95% Class A Asset-Backed Certificates, Series 1996-B referred to in the within-mentioned Agreement.



                                  THE BANK OF NEW YORK,
                                  Trustee



                                  By:_______________________________
                                         Authorized Signatory




                                                      EXHIBIT A-2


                        FORM OF CERTIFICATE
                        -------------------

                              CLASS B

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to World Financial Network National Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



No. ___                                              $____________
                                             CUSIP No.____________


         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           7.20% CLASS B
              ASSET-BACKED CERTIFICATE, SERIES 1996-B


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables generated or acquired by World Financial Network National Bank and other assets and interests constituting the Trust under the Pooling and Servicing
Agreement described below.

               (Not an interest in or obligation of
               World Financial Network National Bank
                    or any Affiliate thereof.)

     This certifies that Cede & Co. (the "Class B Holder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), the corpus of which consists of (i) a portfolio of all receivables (the "Receivables") existing in the open-end credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, Excess Funding Account and in the Series Accounts, (v) the benefits of any Enhancements, if any, with respect to one or more Series of Investor Certificates, (vi) the benefits of the Collateral Interest and (vii) the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 17, 1996 as supplemented by the Series 1996-B Supplement dated as of May 9, 1996 (collectively, the "Agreement"), between World Financial Network National Bank, as Transferor ("Transferor") and Servicer ("Servicer"), and The Bank of New York, as Trustee ("Trustee").

     The Series 1996-B Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A
Certificates in certain rights of payment as described in the Agreement.

     Transferor has structured the Agreement and the Series 1996-B Certificates with the intention that the Series 1996-B Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, the Holder of the Transferor Certificate, Servicer and each Series 1996-B Holder (or Series 1996-B Certificate Owner) by acceptance of its Series 1996-B Certificate (or in the case of a Series 1996-B Certificate Owner, by virtue of such Series 1996-B Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-B Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, value of intangible property or net worth. Each Series 1996-B Holder agrees that it will cause any Series 1996-B Certificate Owner acquiring an interest in a Series 1996-B Certificate through it to comply with the Agreement as to treatment of the Series 1996-B Certificates as indebtedness for certain tax purposes.

     To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

     This Class B Certificate represents an interest in only World Financial Network Credit Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and the Series 1996-B Certificates, the Collateral Interest and the Accounts or Receivables are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-B Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, World Financial Network National Bank has caused this Class B Certificate to be duly executed under its official seal.


                                  By:__________________________________
                                        Authorized Officer





                   CERTIFICATE OF AUTHENTICATION


DATED:______________________


     This is one of the 7.20% Class B Asset-Backed Certificates,
Series 1996-B referred to in the within-mentioned Agreement.



                              THE BANK OF NEW YORK,
                              Trustee



                              By:___________________________________
                                      Authorized Signatory




                                                        EXHIBIT B


             FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                     NOTIFICATION TO TRUSTEE
               WORLD FINANCIAL NETWORK NATIONAL BANK
         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                           SERIES 1996-B
            MONTHLY PERIOD ENDING ______________, ____





                                                        EXHIBIT C


                  FORM OF MONTHLY Series 1996-B
                  -----------------------------
                        HOLDERS' STATEMENT
                        ------------------

                           SERIES 1996-B

               WORLD FINANCIAL NETWORK NATIONAL BANK

             ________________________________________


         WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST

             ________________________________________